EXHIBIT 10.1
                                CREDIT AGREEMENT

                                   dated as of

                                December 15, 2005

                                      among

                               GRIFFON CORPORATION

                            TELEPHONICS CORPORATION,
                           as the Subsidiary Borrower

                            The LENDERS Party Hereto

                                       and

                           JPMORGAN CHASE BANK, N.A.,
                             as Administrative Agent

                                  ------------

                                  $150,000,000

                                  ------------


                          J.P. MORGAN SECURITIES INC.,
                    as Sole Lead Arranger and Sole Bookrunner

                       HSBC BANK USA, NATIONAL ASSOCIATION
                                       and
                             BANK OF AMERICA, N.A.,
                           as Co-Documentation Agents


================================================================================

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----


    ARTICLE I                                                                  1

    DEFINITIONS                                                                1

  SECTION 1.01.  Defined Terms                                                 1
  SECTION 1.02.  Terms Generally                                              20
  SECTION 1.03.  Accounting Terms; GAAP                                       20
  SECTION 1.04.  Currencies; Currency Equivalents; Euro                       21

    ARTICLE II                                                                22

    THE CREDITS                                                               22

  SECTION 2.01.  The Commitments                                              22
  SECTION 2.02.  Loans and Borrowings.                                        22
  SECTION 2.03.  Requests for Borrowings.                                     23
  SECTION 2.04.  Letters of Credit.                                           24
  SECTION 2.05.  Funding of Borrowings.                                       28
  SECTION 2.06.  Interest Elections.                                          29
  SECTION 2.07.  Termination, Reduction and Increase of the Commitments.      30
  SECTION 2.08.  Repayment of Loans; Evidence of Debt.                        32
  SECTION 2.09.  Prepayment of Loans.                                         33
  SECTION 2.10.  Fees.                                                        34
  SECTION 2.11.  Interest.                                                    35
  SECTION 2.12.  Alternate Rate of Interest                                   36
  SECTION 2.13.  Increased Costs.                                             37
  SECTION 2.14.  Break Funding Payments                                       38
  SECTION 2.15.  Taxes.                                                       38
  SECTION 2.16.  Payments Generally; Pro Rata Treatment; Sharing of Set-offs. 40
  SECTION 2.17.  Mitigation Obligations; Replacement of Lenders.              42

    ARTICLE III                                                               43

    GUARANTEE                                                                 43

  SECTION 3.01.  The Guarantee                                                43
  SECTION 3.02.  Obligations Unconditional                                    43
  SECTION 3.03.  Reinstatement                                                44
  SECTION 3.04.  Subrogation                                                  44
  SECTION 3.05.  Remedies                                                     44
  SECTION 3.06.  Instrument for the Payment of Money                          44
  SECTION 3.07.  Continuing Guarantee                                         44
  SECTION 3.08.  General Limitation on Guarantee Obligations                  45

    ARTICLE IV                                                                45

    REPRESENTATIONS AND WARRANTIES                                            45

  SECTION 4.01.  Organization; Powers                                         45
  SECTION 4.02.  Authorization; Enforceability                                45
  SECTION 4.03.  Governmental Approvals; No Conflicts                         45
  SECTION 4.04.  Financial Condition; No Material Adverse Change.             46
  SECTION 4.05.  Properties.                                                  46
  SECTION 4.06.  Litigation and Environmental Matters.                        46
  SECTION 4.07.  Compliance with Laws and Contractual Obligations             47
  SECTION 4.08.  Investment and Holding Company Status                        47
  SECTION 4.09.  Taxes                                                        47
  SECTION 4.10.  ERISA                                                        47
  SECTION 4.11.  Disclosure                                                   47
  SECTION 4.12.  Use of Credit                                                48
  SECTION 4.13.  Burdensome Agreements                                        48
  SECTION 4.14.  Labor Matters                                                48

    ARTICLE V                                                                 48

    CONDITIONS                                                                48

  SECTION 5.01.  Effective Date                                               48
  SECTION 5.02.  Each Credit Event                                            50

    ARTICLE VI                                                                50

    AFFIRMATIVE COVENANTS                                                     50

  SECTION 6.01.  Financial Statements and Other Information                   51
  SECTION 6.02.  Notices of Material Events                                   52
  SECTION 6.03.  Existence; Conduct of Business                               53
  SECTION 6.04.  Payment of Obligations                                       53
  SECTION 6.05.  Maintenance of Properties                                    53
  SECTION 6.06.  Maintenance of Insurance                                     53
  SECTION 6.07.  Books and Records                                            54
  SECTION 6.08.  Inspection Rights                                            54
  SECTION 6.09.  Compliance with Laws and Contractual Obligations             54
  SECTION 6.10.  Use of Proceeds and Letters of Credit                        54
  SECTION 6.11.  Collateral; Further Assurances.                              54

    ARTICLE VII                                                               55

    NEGATIVE COVENANTS                                                        55

  SECTION 7.01.  Indebtedness; Guarantees.                                    55
  SECTION 7.02.  Liens                                                        55
  SECTION 7.03.  Mergers, Consolidations, Etc.                                56
  SECTION 7.04.  Dispositions                                                 57

  SECTION 7.05.  Lines of Business                                            57
  SECTION 7.06.  Investments and Acquisitions.                                57
  SECTION 7.07.  Restricted Payments                                          58
  SECTION 7.08.  Transactions with Affiliates                                 58
  SECTION 7.09.  Restrictive Agreements                                       59
  SECTION 7.10.  Swap Agreements.                                             59
  SECTION 7.11.  Financial Covenants.                                         59
  SECTION 7.12.  Stock Issuance                                               60
  SECTION 7.13.  Modifications of Certain Documents                           60

    ARTICLE VIII                                                              60

    EVENTS OF DEFAULT                                                         60


    ARTICLE IX                                                                63

    THE ADMINISTRATIVE AGENT                                                  63


    ARTICLE X                                                                 65

    MISCELLANEOUS                                                             65

  SECTION 10.01.  Notices                                                     65
  SECTION 10.02.  Waivers; Amendments.                                        66
  SECTION 10.03.  Expenses; Indemnity; Damage Waiver.                         67
  SECTION 10.04.  Successors and Assigns.                                     68
  SECTION 10.05.  Survival                                                    71
  SECTION 10.06.  Counterparts; Integration; Effectiveness                    71
  SECTION 10.07.  Severability                                                72
  SECTION 10.08.  Right of Setoff                                             72
  SECTION 10.09.  Governing Law; Jurisdiction; Consent to Service of
                  Process.                                                    72
  SECTION 10.10.  WAIVER OF JURY TRIAL                                        73
  SECTION 10.11.  Judgment Currency                                           73
  SECTION 10.12.  Headings                                                    74
  SECTION 10.13.  Confidentiality                                             74
  SECTION 10.14.  USA PATRIOT Act                                             74
  SECTION 10.15.  Authorization of Company                                    75
  SECTION 10.16.  Termination of Commitments under Existing Credit
                       Agreement                                              75


SCHEDULE 1.01 - Commitments
SCHEDULE 2.04(l) - Existing Letters of Credit
SCHEDULE 4.06(a) - Litigation
SCHEDULE 4.06(b) - Environmental Matters
SCHEDULE 4.13 - Burdensome Agreements
SCHEDULE 4.14 - Labor Matters

SCHEDULE 7.01 - Existing Guarantees
SCHEDULE 7.02 - Existing Liens
SCHEDULE 7.06 - Existing Investments
SCHEDULE 7.09 - Restrictive Agreements


EXHIBIT A  -   Form of Assignment and Assumption
EXHIBIT B  -   Form of Pledge Agreement
EXHIBIT C  -   Form of Opinion of Counsel to the Borrowers
EXHIBIT D  -   Form of Opinion of Special New York Counsel to JPMCB

          CREDIT AGREEMENT dated as of December 15, 2005, among GRIFFON CORPORATION, TELEPHONICS CORPORATION, the LENDERS party hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

          The Borrowers (as hereinafter defined) have requested that the Lenders (as so defined) extend credit to it in an aggregate principal or face amount not exceeding $150,000,000 for the purposes specified herein. The Lenders are prepared to extend such credit upon the terms and conditions hereof, and, accordingly, the parties hereto agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

          SECTION 1.01. Defined Terms. As used in this Agreement, the following
                        -------------
terms have the meanings specified below:

          "ABR", when used in reference to any Loan or Borrowing, refers to
           ---
whether such Loan, or the Loans comprising such Borrowing, are denominated in Dollars and bearing interest at a rate determined by reference to the Alternate Base Rate.

          "Adjusted LIBO Rate" means, for the Interest Period for any
           ------------------
Eurocurrency Borrowing, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate for such Interest Period.

          "Adjusted Net Income" means, for any period, the aggregate income (or
           -------------------
loss) for such period which shall be an amount equal to net revenues and other proper items of income, plus extraordinary and unusual non-cash losses for such period, plus minority interest in earnings of consolidated Subsidiaries for such period, less any and all items that are treated as expenses under GAAP, less, without duplication, Federal, state and local income taxes and income taxes expensed for taxes payable to jurisdictions outside of the United States, less minority interests in losses of consolidated Subsidiaries for such period and less extraordinary and unusual non-cash gains for such period, as determined in accordance with GAAP.

          "Administrative Agent" means JPMCB, in its capacity as administrative
           --------------------
agent for the Lenders hereunder.

          "Administrative Agent's Account" means, for each Currency, an account
           ------------------------------
in respect of such Currency designated by the Administrative Agent in a notice to the Borrowers and the Lenders.

          "Administrative Questionnaire" means an Administrative Questionnaire
           ----------------------------
in a form supplied by the Administrative Agent.

                                Credit Agreement
                                ----------------

          "Affiliate" means, with respect to a specified Person, another Person
           ---------
that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

          "Aggregate Commitment" means, at any time, the aggregate amount of the
           --------------------
Commitments of all the Lenders at such time, as such amount is subject to reduction or increase in accordance with the terms hereof. The initial amount of the Aggregate Commitment is $150,000,000.

          "Aggregate Foreign Currency Sublimit Dollar Amount" means
           -------------------------------------------------
$100,000,000.

          "Aggregate LC Exposure" means, at any time, the sum of (a) the
           ---------------------
aggregate undrawn amount of all outstanding Letters of Credit at such time plus
(b) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of each Borrower at such time.

          "Aggregate Letter of Credit Sublimit Amount" means $45,000,000.
           ------------------------------------------

          "Aggregate Revolving Credit Exposure" means, at any time, the sum of
           -----------------------------------
(a) the aggregate outstanding principal amount of the Loans of all the Lenders at such time plus (b) the aggregate amount of LC Exposures of all the Lenders at such time.

          "Aggregate Subsidiary Borrower Revolving Credit Exposure" means, at
           -------------------------------------------------------
any time, the aggregate amount of (a) the aggregate outstanding principal amount of the Loans of all the Lenders to the Subsidiary Borrower at such time plus (b) the aggregate amount of LC Exposures of all the Lenders in respect of Letters of Credit issued for the account of the Subsidiary Borrower at such time.

          "Aggregate Subsidiary Borrower Sublimit Commitment" means, at any
           -------------------------------------------------
time, the sum of the Subsidiary Borrower Sublimit Commitments of all the Lenders at such time, as such amount is subject to reduction or increase in accordance with the terms hereof. The initial amount of the Aggregate Subsidiary Borrower Sublimit Commitment is $45,000,000.

          "Agreed Foreign Currency" means, at any time, any of English Pounds
           -----------------------
Sterling, euro and, with the agreement of each Lender, any other Foreign Currency, so long as, in respect of any such specified Currency or other Foreign Currency, at such time (a) such Currency is dealt with in the London (or, in the case of English Pounds Sterling, Paris) interbank deposit market, (b) such Currency is freely transferable and convertible into Dollars in the London foreign exchange market and (c) no central bank or other governmental authorization in the country of issue of such Currency (including, in the case of the Euro, any authorization by the European Central Bank) is required to permit use of such Currency by any Lender for making any Loan hereunder and/or to permit the Borrowers to borrow and repay the principal thereof and to pay the interest thereon, unless such authorization has been obtained and is in full force and effect.

          "Alternate Base Rate" means, for any day, a rate per annum equal to
           -------------------
the greater of (a) the Prime Rate in effect on


                                Credit Agreement
                                ----------------
such day and (b) the Federal Funds Effective Rate in effect on such day plus 0.50%. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

          "Applicable Percentage" means, with respect to any Lender, the
           ---------------------
percentage of the Aggregate Commitment represented by such Lender's Commitment. If the Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Commitments most recently in effect, giving effect to any assignments.

          "Applicable Rate" means, for any day, with respect to any ABR Loan or
           ---------------
Eurocurrency Loan, or with respect to the commitment fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption "ABR Spread", "Eurocurrency Spread" or "Commitment Fee Rate", respectively, based upon the Leverage Ratio as of the most recent determination date; provided that from the Effective Date until the delivery of the Company's consolidated financial statements for the fiscal year ended September 30, 2005, the "Applicable Rate" shall be the applicable rate per annum set forth below in Category 3:

================================================================================
 Leverage Ratio:                    ABR         Eurocurrency         Commitment
 ---------------                   Spread          Spread             Fee Rate
                                   ------          ------             --------
--------------------------------------------------------------------------------
         Category 1
         ----------                 0.75%           1.75%              0.375%
 Greater than or equal to
         2.75:1.00

--------------------------------------------------------------------------------
         Category 2
         ----------                 0.50%           1.50%              0.30%
 Greater than or equal to
 2.25:1.00 but less than
         2.75:1.00

--------------------------------------------------------------------------------
         Category 3
         ----------                 0.25%           1.25%              0.25%
 Greater than or equal to
 1.75:1.00 but less than
         2.25:1.00

--------------------------------------------------------------------------------
         Category 4
         ----------                 0               1.00%              0.225%
 Greater than or equal to
 1.25:1.00 but less than
         1.75:1.00

--------------------------------------------------------------------------------
         Category 5
         ----------


                                Credit Agreement
                                ----------------

                                    0               0.75%              0.20%
    Less than 1.25:1.00

================================================================================

For purposes of the foregoing, (i) the Leverage Ratio shall be determined as of the end of each fiscal quarter of the Company's fiscal year based upon the Company's consolidated financial statements delivered pursuant to Section 6.01(a) or (b) and (ii) each change in the Applicable Rate resulting from a change in the Leverage Ratio shall be effective during the period commencing on and including the date three Business Days after delivery to the Administrative Agent of such consolidated financial statements indicating such change and ending on the date immediately preceding the effective date of the next such change; provided that the Leverage Ratio shall be deemed to be in Category 1 (A) at any time that an Event of Default has occurred and is continuing or (B) if the Company fails to deliver the consolidated financial statements required to be delivered by it pursuant to Section 6.01(a) or (b), during the period from the expiration of the time for delivery thereof until such consolidated financial statements are delivered.

          "Approved Fund" means any Person (other than a natural person) that is
           -------------
engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

          "Assignment and Assumption" means an assignment and assumption entered
           -------------------------
into by a Lender and an assignee (with the consent of any party whose consent is required by Section 10.04), and accepted by the Administrative Agent, in the form of Exhibit A or any other form approved by the Administrative Agent.

          "Assuming Lender" has the meaning set forth in Section 2.07(c).
           ---------------

          "Availability Period" means the period from and including the
           -------------------
Effective Date to but excluding the earlier of the Commitment Termination Date and the date of termination of the Commitments.

          "Board" means the Board of Governors of the Federal Reserve System of
           -----
the United States of America.

          "Bohme" means Bohme-Clopay Verpackungsfolien GmbH, a wholly-owned
           -----
subsidiary of Clopay Germany GmbH and a successor-in-interest to Bohme Verwaltungs-Gesellschaft GmbH and Bohme GmbH & Co. KG Verpackungsfolien.

          "Borrower" means the Company or the Subsidiary Borrower, as
           --------
applicable.

          "Borrowing" means (a) all ABR Loans made, converted or continued on
           ---------
the same date or (b) all Eurocurrency Loans denominated in the same Currency that have the same Interest Period.


                                Credit Agreement
                                ----------------

          "Borrowing Request" means a request by a Borrower for a Borrowing in
           -----------------
accordance with Section 2.03.

          "Business Day" means any day (a) that is not a Saturday, Sunday or
           ------------
other day on which commercial banks in New York City are authorized or required by law to remain closed, (b) if such day relates to a borrowing of, a payment or prepayment of principal of or interest on, a continuation or conversion of or into, or the Interest Period for, a Eurocurrency Borrowing, or to a notice by any Borrower with respect to any such borrowing, payment, prepayment, continuation, conversion, or Interest Period, that is also a day on which dealings in deposits denominated in the Currency of such Borrowing are carried out in the London interbank market, (c) if such day relates to a borrowing or continuation of, a payment or prepayment of principal of or interest on, or the Interest Period for, any Borrowing denominated in any Foreign Currency (other than euro), or to a notice by any Borrower with respect to any such borrowing, continuation, payment, prepayment or Interest Period, that is also a day on which commercial banks and the London foreign exchange market settle payments in the Principal Financial Center for such Foreign Currency and (d) if such day relates to a borrowing or continuation of, a payment or prepayment of principal of or interest on, or the Interest Period for, any Borrowing denominated in euro (or any notice with respect thereto), that is also a TARGET Day.

          "Capital Expenditures" means, for any period, expenditures (including
           --------------------
the aggregate amount of Capital Lease Obligations incurred during such period) made by the Company or any of its Subsidiaries to acquire or construct fixed assets, plant and equipment (including renewals, improvements and replacements, but excluding repairs) during such period computed in accordance with GAAP.

          "Capital Lease Obligations" of any Person means the obligations of
           -------------------------
such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

          "Capital Stock" means (a) in the case of a corporation, capital stock,
           -------------
(b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (c) in the case of a limited liability company, membership units (whether common or preferred), (d) in the case of a partnership, partnership interests (whether general or limited) and (e) any other equivalent ownership interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

          "Change in Control" means (a) the acquisition of ownership, directly
           -----------------
or indirectly, beneficially or of record, by any Person or group (within the meaning of the Exchange Act and the rules of the SEC thereunder as in effect on the date hereof), of shares representing more than 30% of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of the Company or (b) during any period of 25 consecutive calendar months, commencing on the date of this Agreement, the ceasing of those individuals (the "Continuing
                                                                      ----------
Directors") who (i) were directors of the Company on the first day of each such period or (ii)

                                Credit Agreement
                                ----------------
subsequently became directors of the Company and whose initial election or initial nomination for election subsequent to that date was approved by a majority of the Continuing Directors then on the board of directors of the Company, to constitute a majority of the board of directors of the Company.

          "Change in Law" means (a) the adoption of any law, rule or regulation
           -------------
after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender or the Issuing Lender (or, for purposes of Section 2.13(b), by any lending office of such Lender or by such Lender's or the Issuing Lender's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

          "Clopay" means Clopay Corporation, a Delaware corporation.
           ------

          "Code" means the Internal Revenue Code of 1986, as amended from time
           ----
to time.

          "Collateral Account" has the meaning assigned to such term in the
           ------------------
Pledge Agreement.

          "Commitment" means, with respect to each Lender at any time, the
           ----------
commitment of such Lender to make Loans and to acquire participations in Letters of Credit hereunder, expressed as an amount representing the maximum aggregate amount of such Lender's Revolving Credit Exposure hereunder, as such commitment may be (a) reduced or increased from time to time pursuant to Section 2.07 and
(b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.04. The initial amount of each Lender's Commitment is set forth on Schedule 1.01, or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Commitment, as applicable.

          "Commitment Increase" has the meaning set forth in Section 2.07(c).
           -------------------

          "Commitment Increase Date" has the meaning set forth in Section
           ------------------------
2.07(c).

          "Commitment Termination Date" means December 15, 2010 (or if such date
           ---------------------------
is not a Business Day, the immediately preceding Business Day).

          "Company" means Griffon Corporation, a Delaware corporation.
           -------

          "Consolidated EBITDA" means, for any period, the sum of (i) Adjusted
           -------------------
Net Income, (ii) Consolidated Interest Expense, (iii) depreciation and amortization and (iv) foreign, Federal, state and local income taxes, in each case, computed in accordance with GAAP.

          "Consolidated Fixed Charge Coverage Ratio" means, for any period, the
           ----------------------------------------
ratio of (a) Consolidated EBITDA for such period, minus the aggregate amount actually paid by the Company and its Subsidiaries during such period on account of Capital Expenditures (excluding the principal amount of Indebtedness other than any Loans incurred in connection with such expenditures) to (b) Consolidated Interest Expense for such period.


                                Credit Agreement
                                ----------------

          "Consolidated Funded Debt" means, at any date, the aggregate principal
           ------------------------
amount of all Indebtedness for borrowed money of the Company and its Subsidiaries at such date, determined on a consolidated basis in accordance with GAAP.

          "Consolidated Interest Expense" means, for any period, total cash
           -----------------------------
interest expense (including that attributable to Capital Lease Obligations) of the Company and its Subsidiaries for such period with respect to all outstanding Indebtedness of the Company and its Subsidiaries (including all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and net costs under Swap Agreements in respect of interest rates to the extent such net costs are allocable to such period in accordance with GAAP).

          "Consolidated Leverage Ratio" means, as at the last day of any period,
           ---------------------------
the ratio of (a) Consolidated Funded Debt on such day to (b) Consolidated EBITDA for such period.

          "Consolidated Net Worth" means, at any date, all amounts that would,
           ----------------------
in conformity with GAAP, be included on a consolidated balance sheet of the Company and its Subsidiaries under stockholders' equity at such date.

          "Contractual Obligation" means, as to any Person, any provision of any
           ----------------------
security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

          "Control" means the possession, directly or indirectly, of the power
           -------
to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" have meanings correlative thereto.
 -----------       ----------

          "Convertible Securities" means evidences of indebtedness of the
           ----------------------
Company which are exchangeable for or exercisable or convertible into Capital Stock of the Company either immediately or upon the arrival of a specified date or the occurrence of a specified event.

          "Currency" means Dollars or any Foreign Currency.
           --------

          "Default" means any event or condition which constitutes an Event of
           -------
Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

          "Disclosed Matters" means the actions, suits and proceedings disclosed
           -----------------
in Schedule 4.06(a) and the environmental matters disclosed in Schedule 4.06(b).

          "Dollar Equivalent" means, with respect to any Borrowing denominated
           -----------------
in any Foreign Currency, the amount of Dollars that would be required to purchase the amount of the Foreign Currency of such Borrowing on the date two Business Days prior to the date of such Borrowing (or, in the case of any determination made under Section 2.09(b) or redenomination under the last sentence of Section 2.16(a), on the date of determination or redenomination therein referred to), based upon the spot selling rate at which the Administrative Agent offers to sell such Foreign Currency for Dollars in the London foreign exchange market at approximately 11:00 a.m., London time, for delivery two Business Days later.

                                Credit Agreement
                                ----------------

          "Dollars" or "$" refers to lawful money of the United States of
           -------
America.

          "Effective Date" means the date on which the conditions specified in
           --------------
Section 5.01 are satisfied (or waived in accordance with Section 10.02).

          "Environmental Laws" means all laws, rules, regulations, codes,
           ------------------
ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, release or threatened release of any Hazardous Material or to health and safety matters.

          "Environmental Liability" means any liability, contingent or otherwise
           -----------------------
(including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Company or any Subsidiary directly or indirectly resulting from or based upon (a) violation of any Environmental Law,
(b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials,
(d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
amended from time to time.

          "ERISA Affiliate" means any trade or business (whether or not
           ---------------
incorporated) that, together with the Company, is treated as a single employer under Section 414(b) or (c) of the Code, or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under
Section 414 of the Code.

          "ERISA Event" means (a) any "reportable event", as defined in Section
           -----------
4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Company or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan;
(e) the receipt by the Company or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the Company or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by the Company or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Company or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.


                                Credit Agreement
                                ----------------

          "Eurocurrency", when used in reference to any Loan or Borrowing,
           ------------
refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

          "euro" means the single currency of Participating Member States of the
           ----
European Union, which shall be an Agreed Foreign Currency and a Foreign Currency under this Agreement.

          "Event of Default" has the meaning assigned to such term in Article
           ----------------
VIII.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.
           ------------
          "Excluded Taxes" means, with respect to the Administrative Agent, any
           --------------
Lender, the Issuing Lender or any other recipient of any payment to be made by or on account of any obligation of the Borrowers hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed on any Lender by the United States of America and (c) in the case of a Non-U.S. Lender (other than an assignee pursuant to a request by the Company under Section 2.17(b)), any withholding tax that is imposed on amounts payable to such Non-U.S. Lender at the time such Non-U.S. Lender becomes a party to this Agreement (or designates a new lending office) or is attributable to such Non-U.S. Lender's failure to comply with Section 2.15(e), except to the extent that such Non-U.S. Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the applicable Borrower with respect to such withholding tax pursuant to Section 2.15(a).

          "Existing Credit Agreement" means the Credit Agreement dated as of
           -------------------------
October 25, 2001 among the Company, Telephonics Corporation, the lenders party thereto, Fleet National Bank, as administrative agent, and JPMCB (formerly known as The Chase Manhattan Bank), as documentation agent, as in effect on the date hereof.

          "Existing Letters of Credit" has the meaning set forth in Section
           --------------------------
2.04(l).

          "Federal Funds Effective Rate" means, for any day, the weighted
           ----------------------------
average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

          "Financial Officer" means the chief financial officer, principal
           -----------------
accounting officer, treasurer or controller of the Company.

          "Foreign Currency" means at any time any Currency other than Dollars.
           ----------------

                                Credit Agreement
                                ----------------

          "Foreign Currency Equivalent" means, with respect to any amount in
           ---------------------------
Dollars, the amount of any Foreign Currency that could be purchased with such amount of Dollars using the reciprocal of the foreign exchange rate(s) specified in the definition of the term "Dollar Equivalent", as determined by the Administrative Agent.

          "GAAP" means generally accepted accounting principles in the United
           ----
States of America.

          "Governmental Authority" means the government of the United States of
           ----------------------
America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

          "Guarantee" of or by any Person (the "guarantor") means any
           ---------
obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect,
(a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.

          "Guaranteed Obligations" has the meaning set forth in Section 3.01.
           ----------------------

          "Guarantors" means the Company and the Subsidiary Borrower, in each
           ----------
case with respect to its respective Guaranteed Obligations.

          "Hazardous Materials" means all explosive or radioactive substances or
           -------------------
wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

          "Increasing Lender" has the meaning set forth in Section 2.07(c).
           -----------------

          "Indebtedness" of any Person means, without duplication, (a) all
           ------------
obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property

                                Credit Agreement
                                ----------------
acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty and (j) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

          "Indemnified Taxes" means Taxes other than Excluded Taxes.
           -----------------

          "Interest Election Request" means a request by a Borrower to convert
           -------------------------
or continue a Borrowing in accordance with Section 2.06.

          "Interest Payment Date" means (a) with respect to any ABR Loan, each
           ---------------------
Quarterly Date and (b) with respect to any Eurocurrency Loan, the last day of each Interest Period therefor and, in the case of any Interest Period of more than three months' duration, each day prior to the last day of such Interest Period that occurs at three-month intervals after the first day of such Interest Period.

          "Interest Period" means, for any Eurocurrency Loan or Borrowing, the
           ---------------
period commencing on the date of such Loan or Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter or, with respect to such portion of any Eurocurrency Loan or Borrowing denominated in a Foreign Currency that is scheduled to be repaid on the Commitment Termination Date, a period of less than one month's duration commencing on the date of such Loan or Borrowing and ending on the Commitment Termination Date, as specified in the applicable Borrowing Request or Interest Election Request; provided that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, and (ii) any Interest Period (other than an Interest Period pertaining to a Eurocurrency Borrowing denominated in a Foreign Currency that ends on the Commitment Termination Date that is permitted to be of less than one month's duration as provided in this definition) that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Loan initially shall be the date on which such Loan is made and thereafter shall be the effective date of the most recent conversion or continuation of such Loan, and the date of a Borrowing comprising Loans that have been converted or continued shall be the effective date of the most recent conversion or continuation of such Loans.

                                Credit Agreement
                                ----------------

          "Investment" means, by any Person, (a) the amount paid or committed to
           ----------
be paid, or the value of property or services contributed or committed to be contributed, by such person for or in connection with the acquisition by such Person of any stock, bonds, notes, debentures, partnership or other ownership interests or other securities of any other Person and (b) the amount of any advance, loan or extension of credit by such Person, to any other Person, or guaranty or other similar obligation of such Person with respect to any Indebtedness of such other Person (other than Indebtedness constituting trade payables in the ordinary course of business), and (without duplication) any amount committed to be advanced, loans, or extended by such Person to any other Person, or any amount the payment of which is committed to be assured by a guaranty or similar obligation by such Person for the benefit of, such other Person.

          "Issuing Lender" means JPMCB and (solely with respect to the Existing
           --------------
Letters of Credit issued by it or its predecessor) Bank of America, N.A., each in its capacity as the issuer of Letters of Credit hereunder, and (in the case of JPMCB) its successors in such capacity as provided in Section 2.04(j). The Issuing Lender may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of the Issuing Lender, in which case the term "Issuing Lender" shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

          "JPMCB" means JPMorgan Chase Bank, N.A.
           -----

          "LC Disbursement" means a payment made by the Issuing Lender pursuant
           ---------------
to a Letter of Credit.

          "LC Exposure" means, with respect to each Lender at any time, such
           -----------
Lender's Applicable Percentage of the Aggregate LC Exposure at such time.

          "Lenders" means the Persons listed on Schedule 1.01 and any other
           -------
Person that shall have become a party hereto pursuant to an Assignment and Assumption, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption or an instrument entered into pursuant to
Section 2.07(c).

          "Letter of Credit" means any standby letter of credit issued pursuant
           ----------------
to this Agreement.

          "Letter of Credit Documents" means, with respect to any Letter of
           --------------------------
Credit, collectively, any application therefor and any other agreements, instruments, guarantees or other documents (whether general in application or applicable only to such Letter of Credit) governing or providing for (a) the rights and obligations of the parties concerned or at risk with respect to such Letter of Credit or (b) any collateral security for any of such obligations, each as the same may be modified and supplemented and in effect from time to time.

          "LIBO Rate" means, for the Interest Period for any Eurocurrency
           ---------
Borrowing denominated in any Currency, the rate appearing on the Screen at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as LIBOR for deposits denominated in such Currency with a maturity comparable to such Interest Period. In the event that such rate is not available on the Screen at such time for any reason, then, unless the last sentence of Section 10.11(e) is applicable, the LIBO Rate for such Interest Period shall


                                Credit Agreement
                                ----------------
be the rate at which deposits in such Currency in the amount of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

          "LIBOR" means, for any Currency, the rate at which deposits
           -----
denominated in such Currency are offered to leading banks in the London interbank market.

          "Lien" means, with respect to any asset, (a) any mortgage, deed of
           ----
trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

          "Loan Documents" means, collectively, this Agreement, the Letter of
           --------------
Credit Documents and the Security Documents.

          "Loan Party" means the Borrower, the Subsidiary Borrower and any
           ----------
Subsidiary which on the date hereof or hereafter executes and delivers to the Administrative Agent or any Lender any Loan Document.

          "Loans" means the loans made by the Lenders to the Borrowers pursuant
           -----
to this Agreement.

          "Local Time" means, with respect to any Loan denominated in or any
           ----------
payment to be made in any Currency, the local time in the Principal Financial Center for the Currency in which such Loan is denominated or such payment is to be made.

          "Margin Stock" means "margin stock" within the meaning of Regulations
           ------------
T, U and X of the Board.

          "Material Adverse Effect" means a material adverse effect on (a) the
           -----------------------
business, assets, property, operation, condition (financial or otherwise) or prospects of the Company and its Subsidiaries taken as a whole, (b) validity or enforceability of any of the Loan Documents or (c) the rights or remedies of the Administrative Agent and the Lenders hereunder or under any of the other Loan Documents.

          "Material Indebtedness" means Indebtedness (other than the Loans and
           ---------------------
Letters of Credit), or obligations in respect of one or more Swap Agreements, of any one or more of the Company and its Subsidiaries in an aggregate principal amount exceeding $10,000,000. For purposes of determining Material Indebtedness, the "principal amount" of the obligations of any Person in respect of any Swap Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that such Person would be required to pay if such Swap Agreement were terminated at such time.


                                Credit Agreement
                                ----------------

          "Multiemployer Plan" means a multiemployer plan as defined in Section
           ------------------
4001(a)(3) of ERISA.

          "Non-U.S. Lender" means any Lender that is organized under the laws of
           ---------------
a jurisdiction other than the United States of America, any State thereof or the District of Columbia.

          "Obligations" means, collectively, all of the Indebtedness,
           -----------
liabilities and obligations of each Borrower to the Administrative Agent and/or the Lenders arising under the Loan Documents (including all reimbursement obligations in respect of Letters of Credit), in each case whether fixed, contingent (including without limitation those Obligations incurred as a Guarantor pursuant to Article III), now existing or hereafter arising, created, assumed, incurred or acquired, and whether before or after the occurrence of any Event of Default under clause (h) or (i) of Article VIII and including any obligation or liability in respect of any breach of any representation or warranty and all post-petition interest and funding losses, whether or not allowed as a claim in any proceeding arising in connection with such an event.

          "Other Taxes" means any and all present or future stamp or documentary
           -----------
taxes or any other excise or property taxes, charges or similar levies arising from any payment made under any Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, any Loan Document.

          "Out of the Money" means that the Company's common stock is trading
           ----------------
below the Conversion Price (as defined in the indenture governing the Convertible Securities).

          "Participant" has the meaning set forth in Section 10.04(c).
           -----------

          "Participating Member State" means any member state of the European
           --------------------------
Community that adopts or has adopted the euro as its lawful currency in accordance with the legislation of the European Union relating to the European Monetary Union.

          "PBGC" means the Pension Benefit Guaranty Corporation referred to and
           ----
defined in ERISA and any successor entity performing similar functions.

          "Permitted Acquisition" means the acquisition by either Borrower or
           ---------------------
any Subsidiary of any Person or of any division or line of business of any Person (whether a Person, or division or line of business, an "Eligible Business"), either by merger, consolidation, purchase of stock, or purchase of all or a substantial part of the assets of such Eligible Business (any such type of transaction is referred to in this Agreement as an "acquisition" and the principal agreement relating thereto, whether a stock purchase agreement, an asset purchase agreement, a merger agreement or otherwise, is referred to in this Agreement as the "acquisition agreement"); provided that (a) in the case of any acquisition by Clopay or any of its wholly-owned Subsidiaries, Clopay remains a wholly-owned direct Subsidiary of the Company and all of the issued and outstanding Capital Stock of Clopay remains subject to a first priority security interest in favor of the Administrative Agent, (b) in the case of any acquisition by the Subsidiary Borrower or any of its wholly-owned Subsidiaries, the Subsidiary Borrower remains a wholly-owned direct Subsidiary of the Company,
(c) in the case of any acquisition by the Company or


                                Credit Agreement
                                ----------------
any Subsidiary (other than the Subsidiary Borrower, Clopay or their respective wholly-owned Subsidiaries) with respect to which the Permitted Acquisition Purchase Price is greater than $5,000,000, the Company or such Subsidiary shall have (i) pledged to the Administrative Agent for the benefit of the Lenders all of the issued and outstanding Capital Stock of such Eligible Business acquired by the Company or such Subsidiary, (ii) delivered to the Administrative Agent, simultaneously with consummation of such acquisition, all of the stock certificates representing such Capital Stock, together with stock powers executed in blank and proxies with respect thereto and (iii) caused to be delivered to the Administrative Agent from such Subsidiary customary corporate or similar documents (including certified certificate of incorporation, by-laws (and other organizational documents) and good standing certificates), (d) after giving effect to such acquisition on a pro forma basis, the Consolidated Leverage Ratio for the period of the four consecutive fiscal quarters of the Company most recently ended prior to such acquisition shall not exceed 2.75:1,
(e) no Default shall exist immediately before and after giving affect to such Permitted Acquisition or result from the consummation thereof, and (f) each of the following conditions shall have been satisfied (and the Company shall have delivered to the Administrative Agent a certificate to the effect that the conditions under clause (a), (b) or (c) above (as applicable) and clauses (d) and (e) above and this clause (f) have been satisfied):

                    (I) such transaction shall not be a "hostile" acquisition or other "hostile" transaction (i.e., such transaction shall not be opposed by the board of directors (or similar governing body) of the Eligible Business), provided that (i) in the event a Borrower proposes to initiate such transaction as hostile transaction with the intent to subsequently obtain the approval of the board of directors of the Eligible Business, such Borrower may notify the Administrative Agent and each Lender in writing in advance of the initiation of such proposed transaction together with any information concerning such transaction as the Administrative Agent or any Lender may request, and
          (ii) the Administrative Agent and each Lender shall have approved such transaction in writing prior to the initiation of such transaction, with the approval of each Lender not to be unreasonably withheld, such Borrower may proceed with such transaction as long as the transaction ultimately is approved by the board of directors (or similar governing body) of the Eligible Business (and a majority of which were members of such board of directors (or similar governing body) at the time such transaction was initiated) and is otherwise in accordance with the terms of this Agreement; and

                    (II) such acquisition (1) if such acquisition is a stock acquisition, shall be of greater than 50% of the issued and outstanding Capital Stock of such Eligible Business, whether by purchase or as a result of merger or consolidation (provided that one of the Borrowers or their respective wholly-owned Subsidiaries shall be the surviving corporation in any such merger or consolidation), and in any event shall consist of shares of capital stock with sufficient voting rights which entitles such Borrower to elect a majority of the directors of such Eligible Business and to control the outcome of any shareholder votes with respect to the shareholders of such Eligible Business and (2) if such acquisition is an asset acquisition, shall be of all or a substantial part of an Eligible Business.

          "Permitted Acquisition Purchase Price" means, with respect to any
           ------------------------------------
Permitted Acquisition, collectively, without duplication, (a) all cash paid by the applicable Borrower or any


                                Credit Agreement
                                ----------------
of its Subsidiaries in connection with such Permitted Acquisition, including in respect of transaction costs, fees and other expenses incurred by such Borrower or any of its Subsidiaries in connection with such Permitted Acquisition, (b) all Indebtedness created, and all Indebtedness assumed, by such Borrower or any of its Subsidiaries in connection with such Permitted Acquisition, including, without limitation, the maximum amount of any purchase price to be paid pursuant to any "earn out" provision contained in the agreements related to any Permitted Acquisition, (c) the value of all Capital Stock issued by such Borrower or any of its Subsidiaries in connection with such Permitted Acquisition and (d) any deferred portion of the purchase price or any other costs paid by such Borrower or any of its Subsidiaries in connection with such Permitted Acquisition.

          "Permitted Investments" means:
           ---------------------

          (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within three years from the date of acquisition thereof;

          (b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from Standard & Poor's Ratings Services or from Moody's Investors Services, Inc;

          (c) investments in certificates of deposit, banker's acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000;

          (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) of this definition and entered into with a financial institution satisfying the criteria described in clause (c) of this definition;

          (e) money market funds that (i) comply with the criteria set forth in SEC Rule 2a-7 under the Investment Company Act of 1940, (ii) are rated AAA by S&P and Aaa by Moody's and (iii) have portfolio assets of at least $5,000,000,000; and

          (f) investments in auction rate preferred stock rated at least BBB+ by S&P or Baa1 by Moody's.

          "Permitted Liens" means:
           ---------------

          (a) Liens imposed by law for taxes that are not yet due or are being contested in compliance with Section 6.04;


                                Credit Agreement
                                ----------------

          (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or are being contested in compliance with Section 6.04;

          (c) pledges and deposits made in the ordinary course of business in compliance with workers' compensation, unemployment insurance and other social security laws or regulations;

          (d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

          (e) judgment liens in respect of judgments that do not constitute an Event of Default under clause (k) of Article VIII; and

          (f) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Company and its Subsidiaries taken as a whole;

provided that the term "Permitted Liens" shall not include any Lien securing
--------
Indebtedness.

          "Person" means any natural person, corporation, limited liability
           ------
company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

          "Plan" means any employee pension benefit plan (other than a
           ----
Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Company or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

          "Pledge Agreement" means a Pledge Agreement substantially in the form
           ----------------
of Exhibit B between the Company and the Administrative Agent, as the same shall be modified and supplemented and in effect from time to time.

          "Prime Rate" means the rate of interest per annum publicly announced
           ----------
from time to time by JPMCB as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

          "Principal Financial Center" means, in the case of any Currency, the
           --------------------------
principal financial center where such Currency is cleared and settled, as determined by the Administrative Agent.

                                Credit Agreement
                                ----------------

          "Quarterly Dates" means the last Business Day of September, December,
           ---------------
March and June in each year, the first of which shall be the first such day after the date hereof.

          "Register" has the meaning set forth in Section 10.04.
           --------

          "Related Parties" means, with respect to any specified Person, such
           ---------------
Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

          "Required Lenders" means, at any time, Lenders having Revolving Credit
           ----------------
Exposures and unused Commitments representing more than 50% of the sum of the Aggregate Revolving Credit Exposures and the unused amount of the Aggregate Commitments at such time.

          "Requirement of Law" means, as to any Person, the Certificate of
           ------------------
Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

          "Restricted Payment" means any dividend or other distribution (whether
           ------------------
in cash, securities or other property) with respect to any shares of any class of capital stock of the Company or any of its Subsidiaries, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such shares of capital stock of the Company or any option, warrant or other right to acquire any such shares of capital stock of the Company.

          "Revolving Credit Exposure" means, with respect to any Lender at any
           -------------------------
time, the sum of the outstanding principal amount of such Lender's Loans and LC Exposure at such time.

          "Screen" means, for any Currency, the relevant display page for LIBOR
           ------
for such Currency (as determined by the Administrative Agent) on the Telerate Service; provided that, if the Administrative Agent determines that there is no such relevant display page for LIBOR for such Currency, "Screen" means the relevant display page for LIBOR for such Currency (as determined by the Administrative Agent) on the Reuter Monitor Money Rates Service.

          "SEC" means the Securities and Exchange Commission, or any regulatory
           ---
body that succeeds to the functions thereof.

          "Security Documents" means, collectively, the Pledge Agreement, any
           ------------------
pledge agreement entered into pursuant to Section 6.11 in favor of the Administrative Agent, and all Uniform Commercial Code financing statements required by the terms of any such agreement to be filed with respect to the security interests created pursuant thereto.

          "Statutory Reserve Rate" means, for the Interest Period for any
           ----------------------
Eurocurrency Borrowing, a fraction (expressed as a decimal), the numerator of which is the number one and


                                Credit Agreement
                                ----------------
the denominator of which is the number one minus the arithmetic mean, taken over
                                           -----
each day in such Interest Period, of the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject for eurocurrency funding (currently referred to as "Eurocurrency liabilities" in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurocurrency Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

          "Subsidiary" means, with respect to any Person (the "parent") at any
           ----------
date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent. Unless otherwise specified, "Subsidiary" means a Subsidiary of the Company.

          "Subsidiary Borrower" means Telephonics Corporation, a corporation
           -------------------
duly organized and validly existing under the laws of the State of Delaware and a wholly owned Subsidiary of the Company.

          "Subsidiary Borrower Revolving Credit Exposure" means, with respect to
           ---------------------------------------------
any Lender at any time, the sum of (a) the outstanding principal amount of such Lender's Loans to the Subsidiary Borrower at such time and (b) LC Exposure of such Lender in respect of Letters of Credit issued for the account of the Subsidiary Borrower at such time.

          "Subsidiary Borrower Sublimit Commitment" means, with respect to each
           ---------------------------------------
Lender, the commitment of such Lender to make Loans to, and to acquire participations in Letters of Credit issued for the account of, the Subsidiary Borrower hereunder, expressed as an amount representing the maximum aggregate amount of such Lender's Applicable Percentage of the Subsidiary Borrower Sublimit, as such commitment may be (a) reduced from time to time pursuant to
Section 2.07 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.04. The initial amount of each Lender's Subsidiary Borrower Sublimit Commitment is set forth on
Schedule 1.01, or in the Assignment and Assumption, or an instrument entered into under Section 2.07(c), pursuant to which such Lender shall have assumed its Commitment, as applicable.

          "Swap Agreement" means any agreement with respect to any swap,
           --------------
forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or


                                Credit Agreement
                                ----------------
economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Company or the Subsidiaries shall be a Swap Agreement.

          "TARGET Day" means any day on which the Trans-European Automated
           ----------
Real-time Gross Settlement Express Transfer payment system (or any successor settlement system as determined by the Administrative Agent) is open for the settlement of payments in euro.

          "Taxes" means any and all present or future taxes, levies, imposts,
           -----
duties, deductions, charges or withholdings imposed by any Governmental
Authority.

          "Transactions" means the execution, delivery and performance by each
           ------------
Loan Party of this Agreement and the other Loan Documents to which such Loan Party is intended to be a party, the borrowing of Loans and the issuance of Letters of Credit hereunder.

          "Type", when used in reference to any Loan or Borrowing, refers to
           ----
whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate or the Alternate Base Rate.

          "Withdrawal Liability" means liability to a Multiemployer Plan as a
           --------------------
result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

          SECTION 1.02. Terms Generally. The definitions of terms herein shall
                        ---------------
apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

          SECTION 1.03. Accounting Terms; GAAP. Except as otherwise expressly
                        ----------------------
provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided
                                                                   --------
that, if the Company notifies the Administrative Agent that the Company requests an amendment to any provision hereof to


                                Credit Agreement
                                ----------------
eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Company that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. To enable the ready and consistent determination of compliance with the covenants set forth in Article VII, the Company will not change the last day of its fiscal year from September 30, or the last days of the first three fiscal quarters in each of its fiscal years from December 31, March 31 and June 30, respectively.

          SECTION 1.04. Currencies; Currency Equivalents; Euro. At any time, any
                        --------------------------------------
reference in the definition of the term "Agreed Foreign Currency" or in any other provision of this Agreement to the Currency of any particular nation means the lawful currency of such nation at such time whether or not the name of such Currency is the same as it was on the date hereof. Except as provided in Section 2.09(b) and the last sentence of Section 2.16(a), for purposes of determining
(i) whether the amount of any Borrowing, together with all other Borrowings then outstanding or to be borrowed at the same time as such Borrowing, would exceed the Aggregate Commitments, (ii) the aggregate unused amount of the Commitments and (iii) the outstanding aggregate principal amount of Borrowings, the outstanding principal amount of any Borrowing that is denominated in any Foreign Currency shall be deemed to be the Dollar Equivalent of the amount of the Foreign Currency of such Borrowing determined as of the date of such Borrowing (determined in accordance with the last sentence of the definition of the term "Interest Period"). Wherever in this Agreement in connection with a Borrowing or Loan an amount, such as a required minimum or multiple amount, is expressed in Dollars, but such Borrowing or Loan is denominated in a Foreign Currency, such amount shall be the relevant Foreign Currency Equivalent of such Dollar amount (rounded to the nearest 1,000 units of such Foreign Currency).

          (c) Each obligation hereunder of any party hereto that is denominated in a Currency of a country that is not a Participating Member State on the date hereof shall, effective from the date on which such country becomes a Participating Member State, be redenominated in euro in accordance with the legislation of the European Union applicable to the European Monetary Union; provided that, if and to the extent that any such legislation provides that any
--------
such obligation of any such party payable within such Participating Member State by crediting an account of the creditor can be paid by the debtor either in euro or such Currency, such party shall be entitled to pay or repay such amount either in euro or in such Currency. If the basis of accrual of interest or fees expressed in this Agreement with respect to an Agreed Foreign Currency of any country that becomes a Participating Member State after the date on which such currency becomes an Agreed Foreign Currency shall be inconsistent with any convention or practice in the interbank market for the basis of accrual of interest or fees in respect of the euro, such convention or practice shall replace such expressed basis effective as of and from the date on which such country becomes a Participating Member State; provided that, with respect to any Borrowing denominated in such currency that is outstanding immediately prior to such date, such replacement shall take effect at the end of the Interest Period therefor. Without prejudice to the respective liabilities of the Borrowers to the Lenders and of the Lenders to the Borrowers under or pursuant to this Agreement, each provision of this Agreement shall be subject to such


                                Credit Agreement
                                ----------------
reasonable changes of construction as the Administrative Agent may from time to time reasonably specify to be necessary or appropriate to reflect the introduction or changeover to the euro in any country that becomes a Participating Member State after the date hereof.


                                   ARTICLE II

                                   THE CREDITS

          SECTION 2.01. The Commitments. Subject to the terms and conditions set
                        ---------------
forth herein, each Lender agrees to make Loans in Dollars or in any Agreed Foreign Currency to the Borrowers from time to time during the Availability Period in an aggregate principal amount that will not result in (a) such Lender's Revolving Credit Exposure exceeding such Lender's Commitment, (b) such Lender's Subsidiary Borrower Revolving Credit Exposure exceeding such Lender's Subsidiary Borrower Sublimit Commitment, (c) the Aggregate Revolving Credit Exposure exceeding the Aggregate Commitment, (d) the Aggregate Subsidiary Borrower Revolving Credit Exposures exceeding the Aggregate Subsidiary Borrower Sublimit Commitment and (e) the aggregate amount of Revolving Credit Exposures denominated in Foreign Currencies exceeding the Aggregate Foreign Currency Sublimit Dollar Amount. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrowers may borrow, prepay and reborrow Loans.

          SECTION 2.02. Loans and Borrowings.
                        --------------------

          (a) Obligations of Lenders. Each Loan shall be made as part of a
              ----------------------
Borrowing consisting of Loans of the same Currency and Type made by the Lenders ratably in accordance with their respective Commitments. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the
                                     --------
Lenders are several and no Lender shall be responsible for any other Lender's failure to make Loans as required.

          (b) Type of Loans. Subject to Section 2.12, each Borrowing shall be
              -------------
constituted entirely of ABR Loans or of Eurocurrency Loans denominated in a single Currency as a Borrower may request in accordance herewith. Each ABR Loan shall be denominated in Dollars. Each Lender at its option may make any Eurocurrency Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not
                          --------
affect the obligation of the applicable Borrower to repay such Loan in accordance with the terms of this Agreement.

          (c) Minimum Amounts; Limitation on Number of Borrowings. Each
              ---------------------------------------------------
Eurocurrency Borrowing shall be in an aggregate amount of $2,000,000 or a larger multiple of $100,000. Each ABR Borrowing shall be in an aggregate amount equal to $500,000 or a larger multiple of $100,000; provided that an ABR Borrowing may
                                              --------
be in an aggregate amount that is equal to the entire unused amount of the Aggregate Commitment or that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.04(f). Borrowings of more than one Currency and Type may be outstanding at the same time; provided that there shall
                                                       --------
not at any time be more than a total of six Eurocurrency Borrowings outstanding.


                                Credit Agreement
                                ----------------

          (d) Limitations on Interest Periods. Notwithstanding any other
              -------------------------------
provision of this Agreement, neither Borrower shall be entitled to request (or to elect to convert to or continue as a Eurocurrency Borrowing) any Borrowing if the Interest Period requested therefor would end after the Commitment Termination Date.

          SECTION 2.03. Requests for Borrowings.
                        -----------------------

          (a) Notice by the Borrowers. To request a Borrowing, a Borrower shall
              -----------------------
notify the Administrative Agent of such request by telephone (i) in the case of a Eurocurrency Borrowing denominated in Dollars, not later than 11:00 a.m., New York City time, three Business Days before the date of the proposed Borrowing,
(ii) in the case of a Eurocurrency Borrowing denominated in a Foreign Currency, not later than 11:00 a.m., London time, five Business Days before the date of the proposed Borrowing or (iii) in the case of an ABR Borrowing, not later than 11:00 a.m., New York City time, one Business Day before the date of the proposed Borrowing; provided that any such notice of an ABR Borrowing to finance the
           --------
reimbursement of an LC Disbursement as contemplated by Section 2.04(f) may be given not later than 11:00 a.m., New York City time, on the date of the proposed Borrowing. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Borrowing Request in a form approved by the Administrative Agent and signed by such Borrower.

          (b) Content of Borrowing Requests. Each telephonic and written
              -----------------------------
Borrowing Request shall specify the following information in compliance with
Section 2.02:

          (i) the aggregate amount and Currency of the requested Borrowing;

          (ii) the date of such Borrowing, which shall be a Business Day;

          (iii) in the case of a Borrowing denominated in Dollars, whether such Borrowing is to be an ABR Borrowing or a Eurocurrency Borrowing;

          (iv) in the case of a Eurocurrency Borrowing, the Interest Period therefor, which shall be a period contemplated by the definition of the term "Interest Period" and permitted under Section 2.02(d); and

          (v) the location and number of the applicable Borrower's account to which funds are to be disbursed, which shall comply with the requirements of Section 2.05.

          (c) Notice by the Administrative Agent to the Lenders. Promptly
              -------------------------------------------------
following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender's Loan to be made as part of the requested Borrowing.

          (d) Failure to Elect. If no election as to the Currency of a Borrowing
              ----------------
is specified, then the requested Borrowing shall be denominated in Dollars. If no election as to the Type of a Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing unless an

                                Credit Agreement
                                ----------------

Agreed Foreign Currency has been specified, in which case the requested Borrowing shall be a Eurocurrency Borrowing denominated in such Agreed Foreign Currency. If no Interest Period is specified with respect to any requested Eurocurrency Borrowing, (i) if the Currency specified for such Borrowing is Dollars (or if no Currency has been so specified), the requested Borrowing shall be made instead as an ABR Borrowing, and (ii) if the Currency specified for such Borrowing is an Agreed Foreign Currency, the applicable Borrower shall be deemed to have selected an Interest Period of one month's duration.

          SECTION 2.04. Letters of Credit.
                        -----------------

          (a) General. Subject to the terms and conditions set forth herein, in
              -------
addition to the Loans provided for in Section 2.01, each Borrower may request the Issuing Lender to issue, at any time and from time to time during the Availability Period, Letters of Credit denominated in Dollars for its own account in such form as is acceptable to the Issuing Lender in its reasonable determination. Letters of Credit issued hereunder shall constitute utilization of the Commitments.

          (b) Notice of Issuance, Amendment, Renewal or Extension. To request
              ---------------------------------------------------
the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), a Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing Lender) to the Issuing Lender and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (d) of this Section), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. If requested by the Issuing Lender, such Borrower also shall submit a letter of credit application on the Issuing Lender's standard form in connection with any request for a Letter of Credit. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by such Borrower to, or entered into by such Borrower with, the Issuing Lender relating to any Letter of Credit, the terms and conditions of this Agreement shall control.

          (c) Limitations on Amounts. A Letter of Credit shall be issued,
              ----------------------
amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the applicable Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the Aggregate LC Exposure shall not exceed the Aggregate Letter of Credit Sublimit Amount, (ii) the Aggregate Revolving Credit Exposure shall not exceed the Aggregate Commitment, (iii) the Aggregate Subsidiary Borrower Revolving Credit Exposures shall not exceed the Aggregate Subsidiary Borrower Sublimit Commitment and (iv) the aggregate amount of
 Revolving Credit Exposures denominated in Foreign Currencies shall not exceed the Aggregate Foreign Currency Sublimit Dollar Amount.

          (d) Expiration Date. Each Letter of Credit shall expire at or prior to
              ---------------
the close of business on the date that is five Business Days prior to the Commitment Termination Date.


                                Credit Agreement
                                ----------------

          (e) Participations. By the issuance of a Letter of Credit (or an
              --------------
amendment to a Letter of Credit increasing the amount thereof) by the Issuing Lender, and without any further action on the part of the Issuing Lender or the Lenders, the Issuing Lender hereby grants to each Lender, and each Lender hereby acquires from the Issuing Lender, a participation in such Letter of Credit equal to such Lender's Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Commitments.

          In consideration and in furtherance of the foregoing, each Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for account of the Issuing Lender, such Lender's Applicable Percentage of each LC Disbursement made by the Issuing Lender promptly upon the request of the Issuing Lender at any time from the time of such LC Disbursement until such LC Disbursement is reimbursed by the applicable Borrower or at any time after any reimbursement payment is required to be refunded to such Borrower for any reason. Such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each such payment shall be made in the same manner as provided in Section 2.05 with respect to Loans made by such Lender (and Section
2.05 shall apply, mutatis mutandis, to the payment obligations of the Lenders), and the Administrative Agent shall promptly pay to the Issuing Lender the amounts so received by it from the Lenders. Promptly following receipt by the Administrative Agent of any payment from a Borrower pursuant to paragraph (f) of this Section, the Administrative Agent shall distribute such payment to the Issuing Lender or, to the extent that the Lenders have made payments pursuant to this paragraph to reimburse the Issuing Lender, then to such Lenders and the Issuing Lender as their interests may appear. Any payment made by a Lender pursuant to this paragraph to reimburse the Issuing Lender for any LC Disbursement shall not constitute a Loan and shall not relieve such Borrower of its obligation to reimburse such LC Disbursement.

          (f) Reimbursement. If the Issuing Lender shall make any LC
              -------------
Disbursement in respect of a Letter of Credit, the applicable Borrower shall reimburse the Issuing Lender in respect of such LC Disbursement by paying to the Administrative Agent an amount equal to such LC Disbursement not later than 12:00 noon, New York City time, on (i) the Business Day that such Borrower receives notice of such LC Disbursement, if such notice is received prior to 10:00 a.m., New York City time, or (ii) the Business Day immediately following the day that such Borrower receives such notice, if such notice is not received prior to such time, provided that, if such LC Disbursement is not less than
                    --------
$500,000, such Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.03 that such payment be financed with an ABR Borrowing in an equivalent amount and, to the extent so financed, such Borrower's obligation to make such payment shall be discharged and replaced by the resulting ABR Borrowing.

          If a Borrower fails to make such payment when due, the Administrative Agent shall notify each Lender of the applicable LC Disbursement, the payment then due from such Borrower in respect thereof and such Lender's Applicable Percentage thereof.


                                Credit Agreement
                                ----------------

          (g) Obligations Absolute. Each Borrower's obligation to reimburse LC
              --------------------
Disbursements as provided in paragraph (f) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the Issuing Lender under a Letter of Credit against presentation of a draft or other document that does not comply strictly with the terms of such Letter of Credit, and (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of such Borrower's obligations hereunder.

          Neither the Administrative Agent, the Lenders nor the Issuing Lender, nor any of their Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit by the Issuing Lender or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Lender; provided that the foregoing
                                                 --------
shall not be construed to excuse the Issuing Lender from liability to a Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by each Borrower to the extent permitted by applicable law) suffered by such Borrower that are caused by the Issuing Lender's gross negligence or wilful misconduct when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that:

          (i) the Issuing Lender may accept documents that appear on their face to be in substantial compliance with the terms of a Letter of Credit without responsibility for further investigation, regardless of any notice or information to the contrary, and may make payment upon presentation of documents that appear on their face to be in substantial compliance with the terms of such Letter of Credit;

          (ii) the Issuing Lender shall have the right, in its sole discretion, to decline to accept such documents and to make such payment if such documents are not in strict compliance with the terms of such Letter of Credit; and

          (iii) this sentence shall establish the standard of care to be exercised by the Issuing Lender when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof (and the parties hereto hereby waive, to the extent permitted by applicable law, any standard of care inconsistent with the foregoing).


                                Credit Agreement
                                ----------------

          (h) Disbursement Procedures. The Issuing Lender shall, within a
              -----------------------
reasonable time following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The Issuing Lender shall promptly after such examination notify the Administrative Agent and the applicable Borrower by telephone (confirmed by telecopy) of such demand for payment and whether the Issuing Lender has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice
            --------
shall not relieve such Borrower of its obligation to reimburse the Issuing Lender and the Lenders with respect to any such LC Disbursement.

          (i) Interim Interest. If the Issuing Lender shall make any LC
              ----------------
Disbursement, then, unless the applicable Borrower shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that such Borrower reimburses such LC Disbursement, at the rate per annum then applicable to ABR Loans; provided that, if such Borrower fails to reimburse such LC Disbursement when due
--------
pursuant to paragraph (f) of this Section, then Section 2.11(c) shall apply. Interest accrued pursuant to this paragraph shall be for account of the Issuing Lender, except that interest accrued on and after the date of payment by any Lender pursuant to paragraph (f) of this Section to reimburse the Issuing Lender shall be for account of such Lender to the extent of such payment.

          (j) Replacement of the Issuing Lender. The Issuing Lender may be
              ---------------------------------
replaced at any time by written agreement between the Company, the Administrative Agent, the replaced Issuing Lender and the successor Issuing Lender. The Administrative Agent shall notify the Lenders of any such replacement of the Issuing Lender. At the time any such replacement shall become effective, the Borrowers shall pay all unpaid fees accrued for account of the replaced Issuing Lender pursuant to Section 2.10(b). From and after the effective date of any such replacement, (i) the successor Issuing Lender shall have all the rights and obligations of the replaced Issuing Lender under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term "Issuing Lender" shall be deemed to refer to such successor or to any previous Issuing Lender, or to such successor and all previous Issuing Lenders, as the context shall require. After the replacement of an Issuing Lender hereunder, the replaced Issuing Lender shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Lender under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.

          (k) Cash Collateralization. If an Event of Default shall occur and be
              ----------------------
continuing and the Company receives notice from the Administrative Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated, Lenders with LC Exposures representing more than 50% of the Aggregate LC Exposure) demanding the deposit of cash collateral pursuant to this paragraph, the Borrowers shall immediately deposit into the Collateral Account (or such other collateral account as the Administrative Agent shall establish for such purpose) an amount in cash equal to, the Aggregate LC Exposure as of such date plus any
                                                                      ----
accrued and unpaid interest thereon; provided that the obligation to deposit
                                     --------
such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default described in clause (h) or (i) of
Article VIII. Such deposit shall be held by the Administrative Agent in the Collateral Account as collateral in the first instance for the Aggregate LC Exposure under this Agreement


                                Credit Agreement
                                ----------------
and thereafter for the payment of the "Secured Obligations" under and as defined in the Pledge Agreement, and for these purposes the Company hereby grants a security interest to the Administrative Agent for the benefit of the Lenders in the Collateral Account (or such other collateral account, as applicable) and in any financial assets (as defined in the Uniform Commercial Code) or other property held therein.

          (l) Letters of Credit Under the Existing Credit Agreement. To the
              -----------------------------------------------------
extent that, pursuant to Section 2.24 of the Existing Credit Agreement, JPMorgan Chase Bank, N.A. (formerly The Chase Manhattan Bank) and Bank of America, N.A. (formerly Fleet National Bank), as an "Issuer" thereunder, has issued "Letters of Credit" under and as defined in the Existing Credit Agreement, then, on the Effective Date, subject to the satisfaction of the conditions to effectiveness of the obligations of the Lenders hereunder set forth in Article V, each of such "Letters of Credit" under the Existing Credit Agreement listed on Schedule 2.04(l) (the "Existing Letters of Credit") shall automatically, and without any
              --------------------------
action on the part of any Person, be continued as and become a Letter of Credit hereunder and shall be governed by the terms of this Agreement. Notwithstanding anything herein to the contrary, Bank of America, N.A. ("BofA") shall be the
                                                         ----
"Issuing Lender" for all purposes of this Agreement with respect to each Existing Letter of Credit issued by BofA (or any of its predecessors) (each such Existing Letter of Credit, a "BofA Letter of Credit") and BofA shall have all of
                              ---------------------
the rights and obligations of "the Issuing Lender" hereunder with respect to each BofA Letter of Credit; provided that the (i) no new Letter of Credit shall
                            --------
be issued hereunder by BofA and (ii) no BofA Letter of Credit shall be amended, renewed or extended (or permitted to be renewed or extended, and in that connection BofA agrees that with respect to each BofA Letter of Credit that provides for the automatic renewal of the expiry date hereof unless a notice of non-renewal is given thereunder, BofA shall provide such notice at the next earliest possible date in accordance with the terms of such BofA Letter of Credit (and, if any Borrower shall so request in accordance with Section 2.04, JPMCB shall issue a new Letter of Credit hereunder to replace such expiring BofA Letter of Credit)).

          SECTION 2.05. Funding of Borrowings.
                        ---------------------

          (a) Funding by Lenders. Each Lender shall make each Loan to be made by
              ------------------
it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon, Local Time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. The Administrative Agent will make such Loans available to the applicable Borrower by promptly crediting the amounts so received, in like funds, to an account of such Borrower designated by such Borrower in the applicable Borrowing Request; provided that ABR Borrowings made to finance the reimbursement of an LC
         --------
Disbursement as provided in Section 2.04(f) shall be remitted by the Administrative Agent to the Issuing Lender.

          (b) Presumption by the Administrative Agent. Unless the Administrative
              ---------------------------------------
Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the applicable Borrower a corresponding amount. In such


                                Credit Agreement
                                ----------------
event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and such Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to such Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of such Borrower, the interest rate applicable to ABR Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Loan included in such Borrowing.

          SECTION 2.06. Interest Elections.
                        ------------------

          (a) Elections by the Borrowers. The Loans constituting each Borrowing
              --------------------------
initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurocurrency Borrowing, shall have the Interest Period specified in such Borrowing Request. Thereafter, a Borrower may elect to convert such Borrowing to a Borrowing of a different Type or to continue such Borrowing as a Borrowing of the same Type and, in the case of a Eurocurrency Borrowing, may elect the Interest Period therefor, all as provided in this Section; provided that (i) a Borrowing denominated in one Currency may not be continued
--------
as, or converted to, a Borrowing in a different Currency, (ii) no Eurocurrency Borrowing denominated in a Foreign Currency may be continued if, after giving effect thereto, the Aggregate Revolving Credit Exposure would exceed the Aggregate Commitment, and (iii) a Eurocurrency Borrowing denominated in a Foreign Currency may not be converted to a Borrowing of a different Type. A Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans constituting such Borrowing, and the Loans constituting each such portion shall be considered a separate Borrowing.

          (b) Notice of Elections. To make an election pursuant to this Section,
              -------------------
a Borrower shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if such Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Interest Election Request in a form approved by the Administrative Agent and signed by such Borrower.

          (c) Content of Interest Election Requests. Each telephonic and written
              -------------------------------------
Interest Election Request shall specify the following information in compliance with Section 2.02:

          (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) of this paragraph shall be specified for each resulting Borrowing);


                                Credit Agreement
                                ----------------

          (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

          (iii) whether, in the case of a Borrowing denominated in Dollars, the resulting Borrowing is to be an ABR Borrowing or a Eurocurrency Borrowing; and

          (iv) if the resulting Borrowing is a Eurocurrency Borrowing, the Interest Period therefor after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period" and permitted under Section 2.02(d).

          (d) Notice by the Administrative Agent to the Lenders. Promptly
              -------------------------------------------------
following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

          (e) Failure to Elect; Events of Default. If a Borrower fails to
              -----------------------------------
deliver a timely and complete Interest Election Request with respect to a Eurocurrency Borrowing prior to the end of the Interest Period therefor, then, unless such Borrowing is repaid as provided herein, (i) if such Borrowing is denominated in Dollars, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing, and (ii) if such Borrowing is denominated in a Foreign Currency, such Borrower shall be deemed to have selected an Interest Period of one month's duration. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Company, then, so long as an Event of Default is continuing (A) no outstanding Borrowing denominated in Dollars may be converted to or continued as a Eurocurrency Borrowing, (B) unless repaid, each Eurocurrency Borrowing denominated in Dollars shall be converted to an ABR Borrowing at the end of the Interest Period therefor and (C) no outstanding Eurocurrency Borrowing denominated in a Foreign Currency may have an Interest Period of more than one month's duration.

          SECTION 2.07. Termination, Reduction and Increase of the Commitments.
                        ------------------------------------------------------

          (a) Scheduled Termination. Unless previously terminated, the
              ---------------------
Commitments of the Lenders shall terminate on the Commitment Termination Date.

          (b) Voluntary Termination or Reduction. The Company may at any time
              ----------------------------------
terminate, or from time to time reduce, the Aggregate Commitment, and the Subsidiary Borrower may at any time terminate, or from time to time reduce, the Aggregate Subsidiary Borrower Sublimit Commitment; provided that (i) each
                                                   --------
reduction of the Aggregate Commitment or the Aggregate Subsidiary Borrower Sublimit Commitment pursuant to this Section shall be in an amount that is $500,000 or a larger multiple of $100,000, (ii) the Company shall not terminate or reduce the Aggregate Commitments if, after giving effect to any concurrent prepayment of the Loans in accordance with Section 2.09, the Aggregate Revolving Credit Exposure would exceed the Aggregate Commitment, (iii) the Subsidiary Borrower shall not terminate or reduce the Aggregate Subsidiary Borrower Sublimit Commitment if, after giving effect to any concurrent prepayment of the Loans to the Subsidiary Borrower in accordance with Section 2.09, the Aggregate Subsidiary Borrower Revolving Credit Exposure would exceed the Aggregate Subsidiary Borrower Sublimit Commitment and (iv) the Company shall not terminate or reduce


                                Credit Agreement
                                ----------------
the Aggregate Commitments if the Aggregate Subsidiary Borrower Sublimit Commitment would exceed the Aggregate Commitment. The Company or the Subsidiary Borrower, as applicable, shall notify the Administrative Agent of any election to terminate or reduce the Aggregate Commitments or the Aggregate Subsidiary Borrower Sublimit Commitments under this paragraph (b) at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Company or the Subsidiary Borrower pursuant to this Section shall be irrevocable; provided that a notice of such
                                               --------
termination may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Company or the Subsidiary Borrower, as applicable (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Aggregate Commitments and the Aggregate Subsidiary Borrower Sublimit Commitment shall be permanent. Each reduction of the Aggregate Commitments and the Aggregate Subsidiary Borrower Sublimit Commitment shall be made ratably among the Lenders in accordance with their respective Commitments or Subsidiary Borrower Sublimit Commitments, as the case may be.

          (c) Increase of Commitment.
              ----------------------

          (i) Requests for Commitment Increase. The Company may, at any time
              --------------------------------
(but in no event more than three times), propose that the Aggregate Commitment hereunder be increased (each such proposed increase being a "Commitment
                                                             ----------
Increase") by having an existing Lender agree to increase its then existing
--------
Commitment (each an "Increasing Lender") and/or by adding as a new Lender
                     -----------------
hereunder any Person which shall agree to provide a Commitment hereunder (each an "Assuming Lender"), in each case with the consent of the Administrative Agent
    ---------------
and the Issuing Lender (such consent in each case not to be unreasonably withheld), by notice to the Administrative Agent specifying the amount of the relevant Commitment Increase, the Lender or Lenders providing for such Commitment Increase and the date on which such increase is to be effective (the "Commitment Increase Date"), which shall be a Business Day at least three
 ------------------------
Business Days after delivery of such notice and 30 days prior to the Commitment Termination Date; provided that:
                  --------

               (A) the minimum amount of the Commitment of any Assuming Lender, and the minimum amount of the increase of the Commitment of any Increasing Lender, as part of such Commitment Increase shall be $10,000,000 or a larger multiple of $1,000,000;

               (B) the aggregate amount of all such Commitment Increases hereunder shall not exceed $50,000,000;

               (C) no Default shall have occurred and be continuing on such Commitment Increase Date or shall result from the proposed Commitment Increase;

               (D) the representations and warranties contained in this Agreement and the other Loan Documents shall be true and correct on and as of the Commitment

                                Credit Agreement
                                ----------------

          Increase Date as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date); and

               (E) no such Commitment Increase shall result in an increase of the Aggregate Subsidiary Borrower Sublimit Commitment.

     (ii) Effectiveness of Commitment Increase. Each Commitment Increase (and
          ------------------------------------
the increase of the Commitment of each Increasing Lender and/or the new Commitment of each Assuming Lender, as applicable, resulting therefrom) shall become effective as of the relevant Commitment Increase Date upon receipt by the Administrative Agent, on or prior to 9:00 a.m., New York time, on such Commitment Increase Date, of (A) a certificate of a duly authorized officer of the Company stating that the conditions with respect to such Commitment Increase under this paragraph (c) have been satisfied and (B) an agreement, in form and substance satisfactory to the Company and the Administrative Agent, pursuant to which, effective as of such Commitment Increase Date, the Commitment of each such Increasing Lender shall be increased or each such Assuming Lender, as applicable, shall undertake a Commitment, duly executed by such Increasing Lender or Assuming Lender, as the case may be, and the Company and acknowledged by the Administrative Agent. Upon the Administrative Agent's receipt of a fully executed agreement from each Increasing Lender and/or Assuming Lender referred to in clause (B) above, together with the certificate referred to in clause (A) above, the Administrative Agent shall record the information contained in each such agreement in the Register and give prompt notice of the relevant Commitment Increase to the Company and the Lenders (including, if applicable, each Assuming Lender). On each Commitment Increase Date the Borrowers shall simultaneously (i) prepay in full the outstanding Loans (if any) held by the Lenders immediately prior to giving effect to the relevant Commitment Increase, (ii) if any Borrower shall have so requested in accordance with this Agreement, borrow new Loans from all Lenders (including, if applicable, any Assuming Lender) such that, after giving effect thereto, the Loans (in the respective Currencies) are held ratably by the Lenders in accordance with their respective Commitments or Subsidiary Borrower Sublimit Commitments, as the case may be (after giving effect to such Commitment Increase) and (iii) pay to the Lenders the amounts, if any, payable under Section 2.14.

          SECTION 2.08. Repayment of Loans; Evidence of Debt.
                        ------------------------------------

          (a) Repayment. Each Borrower hereby unconditionally promises to pay to
              ---------
the Administrative Agent for account of the Lenders the outstanding principal amount of the Loans on the Commitment Termination Date.

          (b) Manner of Payment. Prior to any repayment or prepayment of any
              -----------------
Borrowings hereunder, the applicable Borrower shall select the Borrowing or Borrowings to be paid and shall notify the Administrative Agent by telephone (confirmed by telecopy) of such selection not later than 11:00 a.m., New York City time, three Business Days before the scheduled date of such repayment; provided that each repayment of Borrowings shall be applied to repay any
--------
outstanding ABR Borrowings before any other Borrowings. If a Borrower fails to make a timely selection of the Borrowing or Borrowings to be repaid or prepaid, such payment shall be applied, first, to pay any outstanding ABR Borrowings and, second, to other Borrowings


                                Credit Agreement
                                ----------------
in the order of the remaining duration of their respective Interest Periods (the Borrowing with the shortest remaining Interest Period to be repaid first). Each payment of a Borrowing shall be applied ratably to the Loans included in such Borrowing.

          (c) Maintenance of Records by Lenders. Each Lender shall maintain in
              ---------------------------------
accordance with its usual practice an account or accounts evidencing the indebtedness of each Borrower to such Lender resulting from each Loan made by such Lender, including the amounts and Currency of principal and interest payable and paid to such Lender from time to time hereunder.

          (d) Maintenance of Records by the Administrative Agent. The
              --------------------------------------------------
Administrative Agent shall maintain accounts in which it shall record (i) the amount and Currency of each Loan made hereunder, the Type thereof and each Interest Period therefor, (ii) the amount and Currency of any principal or interest due and payable or to become due and payable from each Borrower to each Lender hereunder and (iii) the amount and Currency of any sum received by the Administrative Agent hereunder for account of the Lenders and each Lender's share thereof.

          (e) Effect of Entries. The entries made in the accounts maintained
              -----------------
pursuant to paragraph (c) or (d) of this Section shall be prima facie evidence
                                                          ----- -----
of the existence and amounts of the obligations recorded therein; provided that
                                                                  --------
the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrowers to repay the Loans in accordance with the terms of this Agreement.

          (f) Promissory Notes. Any Lender may request that Loans made by it to
              ----------------
any Borrower be evidenced by a promissory note of such Borrower. In such event, the applicable Borrower shall prepare, execute and deliver to such Lender a promissory note payable to such Lender (or, if requested by such Lender, to such Lender and its registered assigns) in a principal amount equal to (in the case of the Company) such Lender's Commitment and (in case of the Subsidiary Borrower) such Lender's Subsidiary Borrower Sublimit Commitment and in a form approved by the Administrative Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 10.04) be represented by one or more promissory notes in such form payable to the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

          SECTION 2.09. Prepayment of Loans.
                        -------------------

          (a) Optional Prepayments. The Borrowers shall have the right at any
              --------------------
time and from time to time to prepay any Borrowing in whole or in part, subject to the requirements of this Section.

          (b) Mandatory Prepayments Due to Currency Fluctuations. On each
              --------------------------------------------------
Quarterly Date and promptly upon the receipt by the Administrative Agent of a Currency Valuation Notice (as defined below), the Administrative Agent shall determine the aggregate outstanding principal amount of the Loans to the extent there shall be any Loans denominated in any Foreign Currency at such time. For the purpose of this determination, the outstanding principal amount of any Loan that is denominated in any Foreign Currency shall be deemed to be the Dollar Equivalent of the amount in the Foreign Currency of such Loan, determined as of such Quarterly Date or, in


                                Credit Agreement
                                ----------------
the case of a Currency Valuation Notice received by the Administrative Agent prior to 11:00 a.m., London time, on a Business Day, on such Business Day or, in the case of a Currency Valuation Notice otherwise received, on the first Business Day after such Currency Valuation Notice is received. Upon making such determination, the Administrative Agent shall promptly notify the Lenders and the Borrowers thereof. If, on the date of such determination, the aggregate outstanding principal amount of the Loans denominated in Foreign Currencies exceeds 105% of the Aggregate Foreign Currency Sublimit Dollar Amount, the Borrowers shall, if requested by the Required Lenders (through the Administrative Agent), prepay the Loans in such amounts as shall be necessary so that after giving effect thereto the aggregate outstanding principal amount of the Loans does not exceed the Aggregate Foreign Currency Sublimit Dollar Amount. For purposes hereof, "Currency Valuation Notice" means a notice given by the Required Lenders to the Administrative Agent stating that such notice is a "Currency Valuation Notice" and requesting that the Administrative Agent
 -------------------------
determine the aggregate outstanding principal amount of the Loans. The Administrative Agent shall not be required to make more than one valuation determination pursuant to Currency Valuation Notices within any rolling three month period.

          (c) Notices, Etc. The Borrowers shall notify the Administrative Agent
              ------------
by telephone (confirmed by telecopy) of any prepayment hereunder (i) in the case of prepayment of a Eurocurrency Borrowing, not later than 11:00 a.m., New York City time (or, in the case of a Borrowing denominated in a Foreign Currency, 11:00 a.m., London time), three Business Days before the date of prepayment or
(ii) in the case of prepayment of an ABR Borrowing, not later than 11:00 a.m., New York City time, one Business Day before the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date, the principal amount of each Borrowing or portion thereof to be prepaid and, in the case of a mandatory prepayment, a reasonably detailed calculation of the amount of such prepayment; provided that, if a notice of prepayment is given in connection with
            --------
a conditional notice of termination of the Commitments as contemplated by
Section 2.07, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.07. Promptly following receipt of any such notice relating to a Borrowing, the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of a Borrowing of the same Type as provided in Section 2.02, except as necessary to apply fully the required amount of a mandatory prepayment. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.11 and shall be made in the manner specified in Section 2.08(b).

          SECTION 2.10. Fees.
                        ----

          (a) Commitment Fee. The Company agrees to pay to the Administrative
              --------------
Agent for account of each Lender a commitment fee, which shall accrue at the Applicable Rate on the average daily unused amount of the Commitment of such Lender during the period from and including the Effective Date to but excluding the earlier of the date such Commitment terminates and the Commitment Termination Date. Accrued commitment fees shall be payable on each Quarterly Date and on the earlier of the date the Commitments terminate and the Commitment Termination Date, commencing on the first such date to occur after the date hereof. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for


                                Credit Agreement
                                ----------------
the actual number of days elapsed (including the first day but excluding the last day). For purposes of computing commitment fees, the Commitment of a Lender shall be deemed to be used to the extent of the outstanding Loans and LC Exposure of such Lender.

          (b) Letter of Credit Fees. The Company agrees to pay (i) to the
              ---------------------
Administrative Agent for account of each Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue at a rate per annum equal to the Applicable Rate applicable to interest on Eurocurrency Loans on the average daily amount of such Lender's LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date on which such Lender's Commitment terminates and the date on which such Lender ceases to have any LC Exposure, and (ii) to the Issuing Lender a fronting fee, which shall accrue at the rate of 0.125% per annum on the average daily amount of the Aggregate LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date of termination of the Aggregate Commitment and the date on which there ceases to be any LC Exposure, as well as the Issuing Lender's standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Participation fees and fronting fees accrued through and including each Quarterly Date shall be payable on the third Business Day following such Quarterly Date, commencing on the first such date to occur after the Effective Date; provided that all such fees shall be payable on the date on
                    --------
which the Commitments terminate and any such fees accruing after the date on which the Commitments terminate shall be payable on demand. Any other fees payable to the Issuing Lender pursuant to this paragraph shall be payable within 10 days after demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

          (c) Administrative Agent Fees. The Company agrees to pay to the
              -------------------------
Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Company and the Administrative Agent.

          (d) Payment of Fees. All fees payable hereunder shall be paid on the
              ---------------
dates due, in Dollars and immediately available funds, to the Administrative Agent (or to the Issuing Lender, in the case of fees payable to it) for distribution, in the case of facility fees and participation fees, to the Lenders entitled thereto. Fees paid shall not be refundable under any circumstances.

          SECTION 2.11. Interest.
                        --------

          (a) ABR Loans. The Loans comprising each ABR Borrowing shall bear
              ---------
interest at a rate per annum equal to the Alternate Base Rate plus the
                                                              ----
Applicable Rate.

          (b) Eurocurrency Loans. The Loans comprising each Eurocurrency
              ------------------
Borrowing shall bear interest at a rate per annum equal to the Adjusted LIBO Rate for the Interest Period for such Borrowing plus the Applicable Rate.
                                                ----


                                Credit Agreement
                                ----------------

          (c) Default Interest. Notwithstanding the foregoing, if any principal
              ----------------
of or interest on any Loan or any fee or other amount payable by the Borrowers hereunder is not paid when due, whether at stated maturity, upon acceleration, by mandatory prepayment or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2% plus the rate otherwise applicable to such
                                     ----
Loan as provided above or (ii) in the case of any other amount, 2% plus the
                                                                   ----
rate applicable to ABR Loans as provided in paragraph (a) of this Section.

          (d) Payment of Interest. Accrued interest on each Loan shall be
              -------------------
payable in arrears on each Interest Payment Date for such Loan and upon termination of the Commitments; provided that (i) interest accrued pursuant to
                                --------
paragraph (c) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Loan prior to the Commitment Termination Date), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurocurrency Borrowing denominated in Dollars prior to the end of the Interest Period therefor, accrued interest on such Borrowing shall be payable on the effective date of such conversion.

          (e) Computation. All interest hereunder shall be computed on the basis
              -----------
of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate or Adjusted LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

          SECTION 2.12. Alternate Rate of Interest. If prior to the commencement
                        --------------------------
of the Interest Period for any Eurocurrency Borrowing (the Currency of such Borrowing herein called the "Affected Currency"):
                             -----------------

          (a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate for the Affected Currency for such Interest Period; or

          (b) the Administrative Agent is advised by the Required Lenders that the Adjusted LIBO Rate for the Affected Currency for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their respective Loans included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Company and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Company and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or the continuation of any Borrowing as, a Eurocurrency Borrowing denominated in the Affected Currency shall be ineffective and, if the Affected Currency is Dollars, such Borrowing (unless prepaid) shall be continued as, or converted to, an ABR Borrowing, (ii) if the Affected Currency


                                Credit Agreement
                                ----------------
is Dollars and any Borrowing Request requests a Eurocurrency Borrowing denominated in Dollars, such Borrowing shall be made as an ABR Borrowing and
(iii) if the Affected Currency is a Foreign Currency, any Borrowing Request that requests a Eurocurrency Borrowing denominated in the Affected Currency shall be ineffective.

          SECTION 2.13. Increased Costs.
                        ---------------

          (a) Increased Costs Generally. If any Change in Law shall:
              -------------------------

          (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate) or the Issuing Lender; or

          (ii) impose on any Lender or the Issuing Lender or the London interbank market any other condition affecting this Agreement or Eurocurrency Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lenders of making or maintaining any Eurocurrency Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender or the Issuing Lender of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender or the Issuing Lender hereunder (whether of principal, interest or otherwise), then the applicable Borrower will pay to such Lender or the Issuing Lender, as the case may be, in Dollars, such additional amount or amounts as will compensate such Lender or the Issuing Lender, as the case may be, for such additional costs incurred or reduction suffered.

          (b) Capital Requirements. If any Lender or the Issuing Lender
              --------------------
determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's or the Issuing Lender's capital or on the capital of such Lender's or the Issuing Lender's holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the Issuing Lender, to a level below that which such Lender or the Issuing Lender or such Lender's or the Issuing Lender's holding company could have achieved but for such Change in Law (taking into consideration such Lender's or the Issuing Lender's policies and the policies of such Lender's or the Issuing Lender's holding company with respect to capital adequacy), then from time to time the Borrowers will pay to such Lender or the Issuing Lender, as the case may be, in Dollars, such additional amount or amounts as will compensate such Lender or the Issuing Lender or such Lender's or the Issuing Lender's holding company for any such reduction suffered.

          (c) Certificates from Lenders. A certificate of a Lender or the
              -------------------------
Issuing Lender setting forth the amount or amounts, in Dollars, necessary to compensate such Lender or the Issuing Lender or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the applicable Borrower and shall be conclusive absent manifest error. The applicable Borrower shall pay such Lender or the Issuing Lender, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof.


                                Credit Agreement
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                                      -38-


          (d) Delay in Requests. Failure or delay on the part of any Lender or
              -----------------
the Issuing Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender's or the Issuing Lender's right to demand such compensation; provided that the Borrowers shall not be required to
                   --------
compensate a Lender or the Issuing Lender pursuant to this Section for any increased costs or reductions incurred more than 270 days prior to the date that such Lender or the Issuing Lender, as the case may be, notifies the Borrowers of the Change in Law giving rise to such increased costs or reductions and of such Lender's or the Issuing Lender's intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs
-------- -------
or reductions is retroactive, then the 270-day period referred to above shall be extended to include the period of retroactive effect thereof.

          SECTION 2.14. Break Funding Payments. In the event of (a) the payment
                        ----------------------
of any principal of any Eurocurrency Loan other than on the last day of an Interest Period therefor (including as a result of an Event of Default), (b) the conversion of any Eurocurrency Loan other than on the last day of an Interest Period therefor, (c) the failure to borrow, convert, continue or prepay any Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice is permitted to be revocable under Section 2.09(d) and is revoked in accordance herewith), or (d) the assignment as a result of a request by the Company pursuant to Section 2.17(b) of any Eurocurrency Loan other than on the last day of an Interest Period therefor, then, in any such event, the Company shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurocurrency Loan, the loss to any Lender attributable to any such event shall be deemed to include an amount determined by such Lender to be equal to the excess, if any, of (i) the amount of interest that such Lender would pay for a deposit equal to the principal amount of such Loan denominated in the Currency of such Loan for the period from the date of such payment, conversion, failure or assignment to the last day of the then current Interest Period for such Loan (or, in the case of a failure to borrow, convert or continue, the duration of the Interest Period that would have resulted from such borrowing, conversion or continuation) if the interest rate payable on such deposit were equal to the Adjusted LIBO Rate for such Currency for such Interest Period, over (ii) the amount of interest that such Lender
                          ----
would earn on such principal amount for such period if such Lender were to invest such principal amount for such period at the interest rate that would be bid by such Lender (or an affiliate of such Lender) for deposits denominated in such Currency from other banks in the eurocurrency market at the commencement of such period. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrowers and shall be conclusive absent manifest error. The Company shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

          SECTION 2.15. Taxes.
                        -----

          (a) Payments Free of Taxes. Any and all payments by or on account of
              ----------------------
any obligation of the Borrowers hereunder or under any other Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if a Borrower shall be required to deduct any
             --------
Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this


                                Credit Agreement
                                ----------------

Section)the Administrative Agent, Lender or Issuing Lender (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Borrower shall make such deductions and (iii) such Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

          (b) Payment of Other Taxes by the Borrowers. In addition, each
              ---------------------------------------
Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

          (c) Indemnification by the Borrowers. Each Borrower shall indemnify
              --------------------------------
the Administrative Agent, each Lender and the Issuing Lender, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) paid by the Administrative Agent, such Lender or the Issuing Lender, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to a Borrower by a Lender or the Issuing Lender, or by the Administrative Agent on its own behalf or on behalf of a Lender or the Issuing Lender, shall be conclusive absent manifest error.

          (d) Evidence of Payments. As soon as practicable after any payment of
              --------------------
Indemnified Taxes or Other Taxes by a Borrower to a Governmental Authority, such Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

          (e) Non-U.S. Lenders. Any Non-U.S. Lender that is entitled to an
              ----------------
exemption from or reduction of withholding tax under the law of the jurisdiction in which a Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to such Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law or reasonably requested by such Borrower, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate.

          (f) Refunds. If the Administrative Agent or a Lender determines, in
              -------
its sole discretion, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by the Borrowers or with respect to which a Borrower has paid additional amounts pursuant to this Section, it shall pay over such refund to such Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by such Borrower under this Section with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Administrative Agent or such Lender and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided that such Borrower, upon the request of the
              --------
Administrative Agent or such Lender, agrees to repay the amount paid over to such Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent or such Lender in the event the Administrative Agent or such Lender is required to repay such refund to such Governmental Authority. This paragraph (f) shall not be construed to require the Administrative Agent or any



                                Credit Agreement
                                ----------------

Lender to make available its tax returns (or any other information relating to its taxes which it deems confidential) to the Borrowers or any other Person.

          SECTION 2.16. Payments Generally; Pro Rata Treatment; Sharing of
                        --------------------------------------------------
Set-offs.
--------

          (a) Payments by the Borrowers. Each Borrower shall make each payment
              -------------------------
required to be made by it hereunder (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 2.13,
2.14 or 2.15, or otherwise) or under any other Loan Document (except to the extent otherwise provided therein) prior to 12:00 noon, Local Time, on the date when due, in immediately available funds, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at the Administrative Agent's Account, except as otherwise expressly provided in the relevant Loan Document and except payments to be made directly to the Issuing Lender as expressly provided herein and payments pursuant to Sections 2.13, 2.14, 2.15 and 10.03, which shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All amounts owing under this Agreement (including commitment fees, payments required under Section 2.13, and payments required under Section
2.14 relating to any Loan denominated in Dollars, but not including principal of, and interest on, any Loan denominated in any Foreign Currency or payments relating to any such Loan required under Section 2.14, which are payable in such Foreign Currency) or under any other Loan Document (except to the extent otherwise provided therein) are payable in Dollars. Notwithstanding the foregoing, if a Borrower shall fail to pay any principal of any Loan when due (whether at stated maturity, by acceleration, by mandatory prepayment or otherwise), the unpaid portion of such Loan shall, if such Loan is not denominated in Dollars, automatically be redenominated in Dollars on the due date thereof (or, if such due date is a day other than the last day of the Interest Period therefor, on the last day of such Interest Period) in an amount equal to the Dollar Equivalent thereof on the date of such redenomination and such principal shall be payable on demand; and if a Borrower shall fail to pay any interest on any Loan that is not denominated in Dollars, such interest shall automatically be redenominated in Dollars on the due date therefor (or, if such due date is a day other than the last day of the Interest Period therefor, on the last day of such Interest Period) in an amount equal to the Dollar Equivalent thereof on the date of such redenomination and such interest shall be payable on demand.

          (b) Application of Insufficient Payments. If at any time insufficient
              ------------------------------------
funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due hereunder, such funds shall be applied (i) first, to pay interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, to pay principal and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties.


                                Credit Agreement
                                ----------------

          (c) Pro Rata Treatment. Except to the extent otherwise provided
              ------------------
herein: (i) each Borrowing shall be made from the Lenders, each payment of commitment fee under Section 2.10 shall be made for account of the Lenders, and each termination or reduction of the amount of the Commitments under Section
2.07 shall be applied to the respective Commitments of the Lenders, pro rata according to the amounts of their respective Commitments; (ii) each Borrowing shall be allocated pro rata among the Lenders according to the amounts of their respective Commitments (in the case of the making of Loans) or their respective Loans that are to be included in such Borrowing (in the case of conversions and continuations of Loans); (iii) each payment or prepayment of principal of Loans by a Borrower shall be made for account of the Lenders pro rata in accordance with the respective unpaid principal amounts of the Loans held by them; and (iv) each payment of interest on Loans by a Borrower shall be made for account of the Lenders pro rata in accordance with the amounts of interest on such Loans then due and payable to the respective Lenders.

          (d) Sharing of Payments by Lenders. If any Lender shall, by exercising
              ------------------------------
any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or participations in LC Disbursements resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and participations in LC Disbursements and accrued interest thereon then due than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans and participations in LC Disbursements of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and participations in LC Disbursements; provided that (i) if any such
                                        --------
participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrowers pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements to any assignee or participant, other than to the Company or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). Each Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Borrower in the amount of such participation.

          (e) Presumptions of Payment. Unless the Administrative Agent shall
              -----------------------
have received notice from a Borrower prior to the date on which any payment is due to the Administrative Agent for account of the Lenders or the Issuing Lender hereunder that such Borrower will not make such payment, the Administrative Agent may assume that such Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Lender, as the case may be, the amount due. In such event, if such Borrower has not in fact made such payment, then each of the Lenders or the Issuing Lender, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or the


                                Credit Agreement
                                ----------------

Issuing Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

          (f) Certain Deductions by the Administrative Agent. If any Lender
              ----------------------------------------------
shall fail to make any payment required to be made by it pursuant to Section 2.04(e), 2.05(b) or 2.16(e), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for account of such Lender to satisfy such Lender's obligations under such Sections until all such unsatisfied obligations are fully paid.

          SECTION 2.17. Mitigation Obligations; Replacement of Lenders.
                        ----------------------------------------------

          (a) Designation of a Different Lending Office. If any Lender requests
              -----------------------------------------
compensation under Section 2.13, or if a Borrower is required to pay any additional amount to any Lender or any Governmental Authority for account of any Lender pursuant to Section 2.15, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.13 or 2.15, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Company hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

          (b) Replacement of Lenders. If any Lender requests compensation under
              ----------------------
Section 2.13, or if a Borrower is required to pay any additional amount to any Lender or any Governmental Authority for account of any Lender pursuant to
Section 2.15, or if any Lender defaults in its obligation to fund Loans hereunder, then the Company may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 10.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Company shall have received the prior written consent of the Administrative Agent (and, if a Commitment is being assigned, the Issuing Lender), which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the applicable Borrower (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.13 or payments required to be made pursuant to Section 2.15, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Company to require such assignment and delegation cease to apply.



                                Credit Agreement
                                ----------------

                                   ARTICLE III

                                    GUARANTEE
                                    ---------

          SECTION 3.01. The Guarantee. Each Borrower hereby guarantees to each
                        -------------
Lender and the Administrative Agent and their respective successors and assigns the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the other Borrower's Obligations, in each case strictly in accordance with the terms thereof (such obligations being herein collectively called the "Guaranteed Obligations"). Each Borrower hereby further agrees that
            ----------------------
if the other Borrower shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) any of such Guaranteed Obligations, such Borrower will promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of such Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

          SECTION 3.02. Obligations Unconditional. The obligations of the
                        -------------------------
Guarantors under Section 3.01 are absolute and unconditional irrespective of the value, genuineness, validity, regularity or enforceability of the obligations of the other Borrower under this Agreement or any other agreement or instrument referred to herein, or any substitution, release or exchange of any other guarantee of or security for any of their respective Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section that the obligations of the Guarantors hereunder shall be absolute and unconditional under any and all circumstances. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of the Guarantors hereunder, which shall remain absolute and unconditional as described above:

          (i) at any time or from time to time, without notice to the Guarantors, the time for any performance of or compliance with any of their respective Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;

          (ii) any of the acts mentioned in any of the provisions of this Agreement or any other agreement or instrument referred to herein shall be done or omitted;

          (iii) the maturity of any of their respective Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be modified, supplemented or amended in any respect, or any right under this Agreement or any other agreement or instrument referred to herein shall be waived or any other guarantee of any of their respective Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with; or

          (iv) any lien or security interest granted to, or in favor of, the Administrative Agent or any Lender or Lenders as security for any of the Guaranteed Obligations shall fail to be perfected.



                                Credit Agreement
                                ----------------

The Guarantors hereby expressly waive diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Administrative Agent or any Lender exhaust any right, power or remedy or proceed against the Company under this Agreement or any other agreement or instrument referred to herein, or against any other Person under any other guarantee of, or security for, any of their respective Guaranteed Obligations.

          SECTION 3.03. Reinstatement. The obligations of each Guarantor under
                        -------------
this Article shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the other Borrowers in respect of the relevant Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of such Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and each Guarantor agrees that it will indemnify the Administrative Agent and each Lender on demand for all reasonable costs and expenses (including fees of counsel) incurred by the Administrative Agent or such Lender in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

          SECTION 3.04. Subrogation. Each Guarantor hereby agrees that, until
                        -----------
the payment and satisfaction in full of all Guaranteed Obligations and the expiration and termination of the Commitments of the Lenders under this Agreement, it shall not exercise any right or remedy arising by reason of any performance by it of its guarantee in Section 3.01, whether by subrogation or otherwise, against the Company or any other guarantor of any of the Guaranteed Obligations or any security for any of the Guaranteed Obligations.

          SECTION 3.05. Remedies. Each Guarantor agrees that, as between such
                        --------
Guarantor and the Lenders, the obligations of the Borrowers under this Agreement may be declared to be forthwith due and payable as provided in Article VIII (and shall be deemed to have become automatically due and payable in the circumstances provided in Article VIII) for purposes of Section 3.01 notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against any Borrower and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such obligations (whether or not due and payable by any Borrower) shall forthwith become due and payable by such Guarantor for purposes of Section 3.01.

          SECTION 3.06. Instrument for the Payment of Money. Each Guarantor
                        -----------------------------------
hereby acknowledges that the guarantee in this Article constitutes an instrument for the payment of money, and consents and agrees that any Lender or the Administrative Agent, at its sole option, in the event of a dispute by such Guarantor in the payment of any moneys due hereunder, shall have the right to proceed by motion for summary judgment in lieu of complaint pursuant to N.Y. Civ. Prac. L&R ss. 3213.

          SECTION 3.07. Continuing Guarantee. The guarantee in this Article is a
                        --------------------
continuing guarantee, and shall apply to all Guaranteed Obligations whenever arising.


                                Credit Agreement
                                ----------------

          SECTION 3.08. General Limitation on Guarantee Obligations. In any
                        -------------------------------------------
action or proceeding involving any state corporate law, or any state or Federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Guarantor under Section 3.01 would otherwise be held or determined to be void, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under Section 3.01, then, notwithstanding any other provision hereof to the contrary, the amount of such liability shall, without any further action by such Guarantor, any Lender, the Administrative Agent or any other Person, be automatically limited and reduced to the highest amount that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

          Each of the Company and the Subsidiary Borrower represents and warrants (as to itself and each of its Subsidiaries) to the Lenders that:

          SECTION 4.01. Organization; Powers. Each of the Company and its
                        --------------------
Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

          SECTION 4.02. Authorization; Enforceability. The Transactions are
                        -----------------------------
within each Borrower and each other Loan Party's corporate powers and have been duly authorized by all necessary corporate and, if required, by all necessary shareholder action. This Agreement and each of the other Loan Documents have been duly executed and delivered by each Loan Party party thereto and constitutes, or when executed and delivered by such Loan Party will constitute, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors' rights and
(b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          SECTION 4.03. Governmental Approvals; No Conflicts. The Transactions
                        ------------------------------------
(a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except for (i) such as have been obtained or made and are in full force and effect and (ii) filings and recordings in respect of the Liens created pursuant to the Security Documents,
(b) will not violate any Requirement of Law, (c) will not violate or result in a default under any Contractual Obligation upon the Company and its Subsidiaries or its or their respective assets, or give rise to a right thereunder to require any payment to be made by any such Person, and (d) except for the Liens created pursuant to the Security Documents, will not result in the creation or imposition of any Lien on any asset of the Borrowers or any of their respective Subsidiaries.



                                Credit Agreement
                                ----------------

          SECTION 4.04. Financial Condition; No Material Adverse Change.
                        -----------------------------------------------

          (a) Financial Condition. The Company has heretofore furnished to the
              -------------------
Lenders its consolidated balance sheet and statements of income, stockholders' equity and cash flows as of and for the fiscal years ended September 30, 2004 and September 30, 2005, in each case reported on by PricewaterhouseCoopers LLP. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of the Company and its Subsidiaries as of such dates and for such periods in accordance with GAAP. There are no liabilities of the Company or any of its Subsidiaries, fixed or contingent, which are material in relation to the consolidated financial condition of the Company that are not reflected in such financial statements or in the notes thereto, other than liabilities arising in the ordinary course of business since September 30, 2005.

          (b) No Material Adverse Change. Since September 30, 2005, there has
              --------------------------
not occurred any event, development or circumstance that has had or could reasonably be expected to have a Material Adverse Effect.

          SECTION 4.05. Properties.
                        ----------

          (a) Property Generally. Each of the Company and its Subsidiaries has
              ------------------
good title to, or valid leasehold interests in, all its real and personal property material to its business, subject only to Liens permitted by Section
7.02 and except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes. The Liens granted by the Security Documents constitute valid perfected first priority Liens on the properties and assets covered by the Security Documents, subject to no prior or equal Lien except as permitted by Section 7.02.

          (b) Intellectual Property. Each of the Company and its Subsidiaries
              ---------------------
owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property material to its business, and, to the Borrowers' knowledge, the use thereof by the Company and its Subsidiaries does not infringe upon the rights of any other Person except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

          SECTION 4.06. Litigation and Environmental Matters.
                        ------------------------------------

          (a) Actions, Suits and Proceedings. There are no actions, suits or
              ------------------------------
proceedings by or before any arbitrator or Governmental Authority now pending against or, to the knowledge of the Borrowers, threatened against or affecting the Company or any of its Subsidiaries that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than the Disclosed Matters) or that involve this Agreement or the Transactions.

          (b) Environmental Matters. Except for the Disclosed Matters and except
              ---------------------
with respect to any other matters that,individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, neither the Company nor any of its Subsidiaries


                                Credit Agreement
                                ----------------

(i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or
(iv) knows of any basis for any Environmental Liability.

          (c) Disclosed Matters. Since the date of this Agreement, there has
              -----------------
been no change in the status of the Disclosed Matters that, individually or in the aggregate, has resulted in, or materially increased the likelihood of, a Material Adverse Effect.

          SECTION 4.07. Compliance with Laws and Contractual Obligations. Each
                        ------------------------------------------------
of the Company and its Subsidiaries is in compliance with all Requirements of Law applicable to it or its property or all Contractual Obligations binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

          SECTION 4.08. Investment and Holding Company Status. Neither the
                        -------------------------------------
Company nor its Subsidiaries is (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

          SECTION 4.09. Taxes. Each of the Company and its Subsidiaries has
                        -----
timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which such Person has set aside on its books adequate reserves or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

          SECTION 4.10. ERISA. No ERISA Event has occurred or is reasonably
                        -----
expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. Except with respect to Clopay's underfunded Plan, the present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $5,000,000 the fair market value of the assets of such Plan. The present value of all accumulated benefit obligations of Clopay's underfunded Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts exceed by more than $25,000,000 the fair market value of the assets of such underfunded Plan.

          SECTION 4.11. Disclosure. The Borrowers have disclosed to the Lenders
                        ----------
all agreements, instruments and corporate or other restrictions to which it or any of its Subsidiaries is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. None of the reports, financial statements, certificates or other information furnished by or on behalf of the Borrowers or any Subsidiary to the Administrative Agent or any Lender in connection with the negotiation of this Agreement and the other Loan Documents or delivered hereunder or thereunder (as modified or


                                Credit Agreement
                                ----------------
supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, each Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

          SECTION 4.12. Use of Credit. Neither the Company nor any of its
                        -------------
Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying Margin Stock, and no part of the proceeds of any extension of credit hereunder will be used to buy or carry any Margin Stock.

          SECTION 4.13. Burdensome Agreements. Except as set forth on Schedule
                        ---------------------
4.13, to the Borrowers' knowledge, neither the Company nor any of its Subsidiaries is a party to or bound by, nor are any of the properties or assets owned by the Company or any of its Subsidiaries used in the conduct of their respective businesses affected by, any agreement, ordinance, resolution, decree, bond, note, indenture, order or judgment, including, without limitation, any of the foregoing relating to any Environmental Liability, that could reasonably be expected to result in a Material Adverse Effect.

          SECTION 4.14. Labor Matters. Except as set forth on Schedule 4.14, (a)
                        -------------
no collective bargaining agreement or other labor contract will expire during the term of this Agreement, (b) to the Borrowers' knowledge, no union or other labor organization is seeking to organize, or to be recognized as bargaining representative for, a bargaining unit of employees of the Company or any of its Subsidiaries, (c) there is no pending or, to the Borrowers' knowledge, threatened strike, work stoppage, material unfair labor practice claim or charge, arbitration or other material labor dispute against or affecting the Company or any of its Subsidiaries or their representative employees, in each case the consequences of which could reasonably be expected to affect aggregate business (regardless of division or entity) of the Company and its Subsidiaries which business generated gross revenues in excess of $50,000,000 individually or in the aggregate in the prior fiscal year, and (d) there are no actions, suits, charges, demands, claims, counterclaims or proceedings pending or, to the best of the Borrowers' knowledge, threatened against the Company or any of its Subsidiaries, by or on behalf of, or with, its employees, other than any such actions, suits charges, demands, claims, counterclaims or proceedings arising in the ordinary course of business that could not reasonably be expected to result in a Material Adverse Effect.


                                    ARTICLE V

                                   CONDITIONS

          SECTION 5.01. Effective Date. The obligations of the Lenders to make
                        --------------
Loans and of the Issuing Lender to issue Letters of Credit hereunder shall not become effective until the date on which the Administrative Agent shall have received each of the following documents, each of which shall be satisfactory to the Administrative Agent in form and substance (or such condition shall have been waived in accordance with Section 10.02):


                                Credit Agreement
                                ----------------

          (a) Executed Counterparts. From each party hereto either (i) a
              ---------------------
     counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page to this Agreement) that such party has signed a counterpart of this Agreement.

          (b) Opinion of Counsel to the Borrowers. A written opinion (addressed
              -----------------------------------
     to the Administrative Agent and the Lenders and dated the Effective Date) of Kramer, Coleman, Wactlar & Lieberman, PC, counsel for the Borrowers, substantially in the form of Exhibit C, and covering such other matters relating to the Borrowers, this Agreement or the Transactions as the Administrative Agent shall reasonably request (and the Borrowers hereby instruct such counsel to deliver such opinion to the Lenders and the Administrative Agent).

          (c) Opinion of Special New York Counsel to JPMCB. A written opinion
              --------------------------------------------
     (addressed to the Administrative Agent and the Lenders and dated the Effective Date) of Milbank, Tweed, Hadley & McCloy LLP, special New York counsel to JPMCB, substantially in the form of Exhibit D (and JPMCB hereby instructs such counsel to deliver such opinion to the Lenders).

          (d) Corporate Documents. Such documents and certificates as the
              -------------------
     Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Borrower and Clopay, the authorization of the Transactions and any other legal matters relating to the Borrowers, Clopay, this Agreement or the Transactions, all in form and substance satisfactory to the Administrative Agent and its counsel.

          (e) Officer's Certificate. A certificate, dated the Effective Date and
              ---------------------
     signed by a senior executive officer of the Company, confirming compliance with the conditions set forth in clauses (a) and (b) of the first sentence of Section 5.02.

          (f) Pledge Agreement. The Pledge Agreement, duly executed and
              ----------------
     delivered by the Company and the Administrative Agent, and the certificates identified in Annex 3 thereto, in each case accompanied by undated stock powers executed in blank, shall have been delivered to the Administrative Agent. In addition, the Company shall have taken such other action as the Administrative Agent shall have requested in order to perfect the security interests created pursuant to the Pledge Agreement.

          (g) Repayment of Amounts under the Existing Credit Agreement. Evidence
              --------------------------------------------------------
     that (i) the principal of and interest on outstanding loans, and all accrued fees and all other amounts owing, under the Existing Credit Agreement shall have been (or shall be simultaneously) paid in full, (ii) all commitments to extend credit thereunder shall have been terminated,
     (iii) all Guarantees in respect of, and all Liens securing, any such Indebtedness and any other obligations thereunder shall have been released (or arrangements for such release satisfactory to the Administrative Agent shall have been made) and (iv) all letters of credit issued thereunder and outstanding immediately prior to


                                Credit Agreement
                                ----------------
the Effective Date shall have been terminated and continued pursuant to Section 2.04(l) hereunder.

          (h) Other Documents. Such other documents as the Administrative Agent
              ---------------
     or any Lender or special New York counsel to JPMCB may reasonably request.

          The obligation of each Lender to make its initial extension of credit hereunder is also subject to the payment by the Company of such fees and expenses as the Company shall have agreed to pay to any Lender or the Administrative Agent in connection herewith, including the reasonable fees and expenses of Milbank, Tweed, Hadley & McCloy LLP, special New York counsel to JPMCB, in connection with the negotiation, preparation, execution and delivery of this Agreement and the other Loan Documents (to the extent that written statements for such fees and expenses have been delivered to the Company).

          The Administrative Agent shall notify the Company and the Lenders of the Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the obligations of the Lenders to make Loans and of the Issuing Lender to issue Letters of Credit hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 10.02) at or prior to 3:00 p.m., New York City time, on December 15, 2005.

          SECTION 5.02. Each Credit Event. The obligation of each Lender to make
                        -----------------
any Loan, and of the Issuing Lender to issue, amend, renew or extend any Letter of Credit, is additionally subject to the satisfaction of the following conditions:

          (a) the representations and warranties of the Borrowers set forth in this Agreement, and of each Loan Party in each of the other Loan Documents to which it is a party, shall be true and correct on and as of the date of such Loan or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable; and

          (b) at the time of and immediately after giving effect to such Loan or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Default shall have occurred and be continuing.

Each Borrowing and each issuance, amendment, renewal or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by the Company on the date thereof as to the matters specified in clauses (a) and (b) of the immediately preceding sentence.


                                   ARTICLE VI

                              AFFIRMATIVE COVENANTS
                              ---------------------

          Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full and all Letters of Credit shall have expired or terminated and all LC Disbursements shall have been reimbursed,


                                Credit Agreement
                                ----------------
each Borrower (on behalf of itself and each of its Subsidiaries) covenants and agrees with the Lenders that:

          SECTION 6.01. Financial Statements and Other Information. The Company
                        ------------------------------------------
will furnish to the Administrative Agent and each Lender:

          (a) on the date that is the earlier of (i) the date on which the same shall have been filed with the SEC and (ii) the date the same are required to be filed with the SEC (without regard to any extension of the SEC's filing requirements), the audited consolidated balance sheet and related statements of income, stockholders' equity and cash flows of the Company and its Subsidiaries as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by PricewaterhouseCoopers LLP or other independent public accountants of recognized national standing (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Company and its Subsidiaries on a consolidated basis in accordance with GAAP;

          (b) on the date that is the earlier of (i) the date on which the same shall have been filed with the SEC and (ii) the date the same are required to be filed with the SEC (without regard to any extension of the SEC's filing requirements), the consolidated balance sheets and related consolidated statements of income and cash flows of the Company and its Subsidiaries as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for (or, in the case of the balance sheet, as of the end of) the corresponding period or periods of the previous fiscal year, all certified by a Financial Officer of the Company as presenting fairly in all material respects the financial condition and results of operations of the Company and its Subsidiaries on a consolidated basis in accordance with GAAP, subject to normal year-end audit adjustments and the absence of footnotes;

          (c) as soon as available and in any event within 30 days after the date on which financial statements under clause (b) of this Section shall have been filed with the SEC, the consolidating balance sheets and related consolidating statements of income and cash flows of the Company and its Subsidiaries as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for (or, in the case of the balance sheet, as of the end of) the corresponding period or periods of the previous fiscal year;

          (d) concurrently with any delivery of financial statements under clause (a) or (b) of this Section, a certificate of a Financial Officer of the Company (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Sections 7.01, 7.06 and
     7.11 and (iii) stating whether any change in GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in Section 4.04 and,


                                Credit Agreement
                                ----------------
if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;

          (e) concurrently with any delivery of financial statements under clause (a) of this Section, a certificate of the accounting firm that reported on such financial statements stating whether they obtained knowledge during the course of their examination of such financial statements of any Default under Article VII including Section 7.11 (which certificate may be limited to the extent required by accounting rules or guidelines);

          (f) promptly upon receipt thereof, copies of all other reports submitted to the Company by its independent certified public accountants in connection with any annual or interim audit or review of the books of the Company made by such accountants;

          (g) annually, as soon as available, but in any event within 60 days after the last day of each fiscal year of the Company, consolidated and consolidating projections of the Company and its Subsidiaries for the following five fiscal years of the Company;

          (h) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Company or any of its Subsidiaries with the SEC, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, or distributed by the Company to its shareholders generally, as the case may be;

          (i) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of the Company or any of its Subsidiaries, or compliance with the terms of this Agreement and the other Loan Documents, as the Administrative Agent or any Lender may reasonably request.

Documents required to be delivered pursuant to Sections 6.01(a), (b) or (h) (to the extent any such documents are included in materials otherwise filed with the
SEC) shall be deemed to have been delivered on the date (i) on which the Company posts such documents or provides a link thereto on the Company's website or (ii) on which such documents are posted on the Company's behalf on Intralinks/IntraAgency or another relevant website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that the
                                                           --------
Company shall notify the Administrative Agent (by telecopier or electronic mail) of the posting of any such documents and provide the Administrative Agent with electronic mail versions of such documents.

          SECTION 6.02. Notices of Material Events. The Company will furnish to
                        --------------------------
the Administrative Agent and each Lender prompt written notice of the following:

          (a) the occurrence of any Default;

          (b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting the Company or any of its Affiliates, other than disputes in the ordinary course of business or, whether or not in the ordinary of business, disputes involving amounts exceeding $5,000,000 (excluding,


                                Credit Agreement
                                ----------------
     however, any actions relating to workers' compensation claims or negligence claims relating to use of motor vehicles, if fully covered by insurance, subject to deductibles);

          (c) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of the Company and its Subsidiaries in an aggregate amount exceeding $5,000,000;

          (d) the assertion of any environmental matter by any Person against, or with respect to the activities of, the Company or any of its Subsidiaries and any alleged violation of or non-compliance with any Environmental Laws or any permits, licenses or authorizations, other than any environmental matter or alleged violation that, alone or together with any other such matters that have occurred, could reasonably be expected to result in liability of the Company and its Subsidiaries in an aggregate amount exceeding $5,000,000; and

          (e) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect.

Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of the Company setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

          SECTION 6.03. Existence; Conduct of Business. The Company will, and
                        ------------------------------
will cause each of its Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of its business; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 7.03.

          SECTION 6.04. Payment of Obligations. The Company will, and will cause
                        ----------------------
each of its Subsidiaries to, pay its obligations, including tax liabilities, that, if not paid, could result in a Material Adverse Effect before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) the Company or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (c) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect.

          SECTION 6.05. Maintenance of Properties. The Company will, and will
                        -------------------------
cause each of its Subsidiaries to, keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted.

          SECTION 6.06. Maintenance of Insurance. The Company will, and will
                        ------------------------
cause each of its Subsidiaries to, maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations; provided that the Company may maintain self-insurance consistent with its past practices and policies.


                                Credit Agreement
                                ----------------

          SECTION 6.07. Books and Records. The Company will, and will cause each
                        -----------------
of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities.

          SECTION 6.08. Inspection Rights. The Company will, and will cause each
                        -----------------
of its Subsidiaries to, permit any representatives designated by the Administrative Agent or any Lender, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested; provided that such visit or discussions shall be at the expense of
           --------
the Administrative Agent or any Lender, as applicable, unless a Default has occurred and is continuing in which case the expenses of the Administrative Agent or any Lender, as applicable, in connection therewith shall be paid or reimbursed by the Company.

          SECTION 6.09. Compliance with Laws and Contractual Obligations. The
                        ------------------------------------------------
Company will, and will cause each of its Subsidiaries to, comply with all Requirements of Law (including any Environmental Laws) applicable to it or its property, and all Contractual Obligations binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

          SECTION 6.10. Use of Proceeds and Letters of Credit. The proceeds of
                        -------------------------------------
the Loans, and the Letters of Credit issued hereunder, will be used only for general corporate purposes of the Company and its Subsidiaries. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations U and X.

          SECTION 6.11. Collateral; Further Assurances.
                        ------------------------------

          (a) Collateral. The Company will take such action, and will cause each
              ----------
of its Subsidiaries to take such action, (i) within 30 days after the acquisition of Capital Stock of any Person is acquired pursuant to a Permitted Acquisition (subject to clause (a), (b) or (c) (as applicable) of the definition of "Permitted Acquisition"), to pledge to the Administrative Agent all of the issued and outstanding Capital Stock of such Person and (ii) at any time when the Aggregate Revolving Credit Exposure exceeds $150,000,000 hereunder, within 30 days thereafter, to pledge to the Administrative Agent all of the issued and outstanding shares of the Capital Stock of the Subsidiary Borrower, such pledge to thereafter remain in effect regardless of whether the Aggregate Revolving Credit Exposure thereafter is less than $150,000,000.

          (b) Further Assurances. The Company will, and will cause each of its
              ------------------
Subsidiaries to, take such action from time to time as shall reasonably be requested by the Administrative Agent to effectuate the purposes and objectives of this Agreement including this Section, and the other Loan Documents, including entering into any pledge agreements in favor of the Administrative Agent, and delivering to the Administrative Agent pursuant to such pledge agreement the certificates evidencing the relevant pledged Capital Stock, accompanied by undated stock powers executed in blank, in order to effectuate the purposes of clause (a) of this Section and to take such other action as the Administrative Agent shall reasonably request.


                                Credit Agreement
                                ----------------

                                   ARTICLE VII

                               NEGATIVE COVENANTS
                               ------------------

          Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full and all Letters of Credit have expired or terminated and all LC Disbursements shall have been reimbursed, each Borrower (on behalf of itself and each of its Subsidiaries) covenants and agrees with the Lenders that:

          SECTION 7.01. Indebtedness; Guarantees.
                        ------------------------

          (a) The Company will not, and will not permit any of its Subsidiaries to, create, incur, assume or permit to exist any Indebtedness that would violate the terms of this Agreement.

          (b) The Company will not, and will not permit any of its Subsidiaries to, assume, endorse, be or become liable for, or Guarantee, the obligations of any Person (except by the endorsement of negotiable instruments for deposit or collection in the ordinary course of business), except:

          (i) Guarantees existing on the date hereof and set forth on Schedule 7.01;

          (ii) Guarantees of the Company and its Subsidiaries not in excess of an aggregate of $5,000,000 at any one time outstanding;

          (iii) Guarantees by the Company or any Subsidiary of obligations of the Subsidiaries; provided that the Company or any Subsidiary (other than
                       --------
     any Foreign Subsidiary) may guarantee the Indebtedness of any Foreign Subsidiary as long as the aggregate amount of Indebtedness which is so guaranteed does not in the aggregate at any one time outstanding exceed $20,000,000; and

          (iv) Guarantees by a Subsidiary of obligations of either or both Borrowers under leases for real or personal property, provided that such
                                                           --------
    Subsidiary will utilize all or a portion of such property.

          SECTION 7.02. Liens. The Company will not, and will not permit any of
                        -----
its Subsidiaries to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

          (a) Liens created pursuant to the Loan Documents;

          (b) Permitted Liens;

          (c) any Lien on any property or asset of the Company or any of its Subsidiaries existing on the date hereof and set forth on Schedule 7.02 (excluding, however,


                                Credit Agreement
                                ----------------
     following the making of the initial Loans hereunder as of the Effective Date, Liens securing Indebtedness to be repaid with the proceeds of such Loans, as indicated on Schedule 7.02); provided that (i) no such Lien shall
                                            --------
     extend to any other property or asset of the Company or any of its Subsidiaries and (ii) any such Lien shall secure only those obligations which it secures on the date hereof and extensions, renewals, replacements and combinations thereof that do not increase the outstanding principal amount thereof or commitment therefor, in each case, as in effect on the date hereof;

          (d) any Lien existing on any property or asset prior to the acquisition thereof by the Company or any Subsidiary or existing on any property or asset of any Person that becomes a Subsidiary after the date hereof prior to the time such Person becomes a Subsidiary (including in connection with a Permitted Acquisition); provided that (i) such Lien is
                                               --------
     not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary, as the case may be, (ii) such Lien shall not apply to any other property or assets of the Company or any Subsidiary and (iii) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Subsidiary, as the case may be and extensions, renewals and replacements thereof that do not increase the original outstanding principal amount thereof;

          (e) Liens on fixed or capital assets acquired, constructed or improved by the Company or any Subsidiary; provided that (i) such security interests
                                       --------
     secure Indebtedness permitted by Section 7.01, (ii) such security interests and the Indebtedness secured thereby are incurred prior to or within six months after such acquisition or the completion of such construction or improvement, (iii) the Indebtedness secured thereby does not exceed 100% of the cost of acquiring, constructing or improving such fixed or capital assets and (iv) such security interests shall not apply to any other property or assets of the Company or any Subsidiary;

          (f) Liens on specifically identified inventory and accounts receivable covered by bankers' acceptances resulting from import letters of credit which do not cover any assets other than those financed with such bankers' acceptances;

          (g) additional Liens on any property or asset of any of the Foreign Subsidiaries that, together with the aggregate amount of Liens on the property or assets of the Foreign Subsidiaries existing on the date hereof and set forth on Schedule 7.02, do not exceed 18% of Consolidated Net Worth at any time; and

          (h) additional Liens on any property or asset of any Subsidiary (other than any Foreign Subsidiary) in an aggregate amount not exceeding $15,000,000.

          SECTION 7.03. Mergers, Consolidations, Etc. (a) The Company will not,
                        ----------------------------
and will not permit any of its Subsidiaries to, enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), except that (i) any Subsidiary may be merged or consolidated with or into any other such Subsidiary and any Borrower (so long as a Borrower or a wholly-owned Subsidiary is the surviving entity) and (ii) the Company or any of its Subsidiaries may make Permitted


                                Credit Agreement
                                ----------------

Acquisitions.

          SECTION 7.04. Dispositions. The Company will not, and will not permit
                        ------------
any of its Subsidiaries to, convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of transactions, any part of its business or property, whether now owned or hereafter acquired (including receivables and leasehold interests), except:

          (a) obsolete or worn-out property, tools or equipment no longer used or useful in its business;

          (b) any inventory or other property sold or disposed of in the ordinary course of business and for fair consideration;

          (c) any Subsidiary of the Company may sell, lease, transfer or otherwise dispose of any or all of its property (upon voluntary liquidation or otherwise) to the Company or any wholly owned Subsidiary of the Company;

          (d) the Capital Stock of any Subsidiary of the Company may be sold, transferred or otherwise disposed of to the Company or any wholly owned Subsidiary of the Company; and

          (e) the Company or any Subsidiary may sell, lease, transfer or otherwise dispose of (i) its property and assets the fair market value of which does not exceed in the aggregate in any fiscal year 5% of the consolidated assets of the Company and its Subsidiaries as of the end of the immediately preceding fiscal year of the Company for fair consideration and (ii) the Capital Stock of any Subsidiary (x) the net revenues of which do not exceed in the aggregate in any fiscal year 5% of the consolidated net revenues of the Company and its Subsidiaries or (y) the assets of which do not exceed in the aggregate in any fiscal year 5% of the consolidated assets of the Company and its Subsidiaries, in each case, as of the end of the immediately preceding fiscal year of the Company for fair consideration; provided that in no event may the Company or any of its Subsidiaries sell, lease, transfer or otherwise dispose of any Capital Stock that is at any time pledged pursuant to the Security Documents.

          SECTION 7.05. Lines of Business. The Company will not, and will not
                        -----------------
permit any of its Subsidiaries to, engage to any material extent in any business other than businesses of the type conducted by the Company and its Subsidiaries on the date hereof and businesses reasonably related thereto.

          SECTION 7.06. Investments and Acquisitions. The Company will not, and
                        ----------------------------
will not permit any of its Subsidiaries to, make or suffer to exist any Investment in any Person or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit, except:

          (a) Permitted Investments;

          (b) Investments by the Company in the capital stock of its Subsidiaries;


                                Credit Agreement
                                ----------------

          (c) Guarantees constituting Indebtedness permitted by Section 7.01;

          (d) Investments by either Borrower or any Subsidiary in entities related to the business of either Borrower or any Subsidiary in an aggregate amount not to exceed $5,000,000;

          (e) Investments (other than Investments permitted under clauses (a) and (b) of this Section) existing on the date hereof and set forth on
     Schedule 7.06;

          (f) additional Investments (other than Guarantees permitted by Section 7.01) by the Company in any Subsidiary or by any Subsidiary in any other Subsidiary or in the Company; provided that the Company or any Subsidiary (other than any Foreign Subsidiary) may make an Investment in any Foreign Subsidiary as long as the aggregate amount of such Investments does not in the aggregate at any one time outstanding exceed $50,000,000;

          (g) the Company and its Subsidiaries may make Permitted Acquisitions;

          (h) purchases of inventory and other property to be sold or used in the ordinary course of business;

          (j) Investments not exceeding in the aggregate $5,000,000.

          SECTION 7.07. Restricted Payments. The Company will not, and will not
                        -------------------
permit any of its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except that (a) the Company may declare and pay dividends with respect to its Capital Stock payable solely in additional shares of its Capital Stock and (b) the Company may make Restricted Payments so long as, at the time of such Restricted Payment and immediately after giving effect thereto, no Default shall have occurred and be continuing; provided that nothing herein shall be deemed to prohibit the payment of dividends by any Subsidiary of the Company to the Company, any other Subsidiary of the Company or, if applicable, any minority shareholder of such Subsidiary (in accordance with the percentage of the Capital Stock of such Subsidiary owned by such minority shareholder).

          SECTION 7.08. Transactions with Affiliates. The Company will not, and
                        ----------------------------
will not permit any of its Subsidiaries to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except:

          (a) transactions in the ordinary course of business at prices and on terms and conditions not less favorable to the Company or such Subsidiary than could be obtained on an arm's-length basis from a Person that is not an Affiliate;

          (b) transactions between or among the Company and its wholly-owned Subsidiaries not involving any other Affiliate;


                                Credit Agreement
                                ----------------

          (c) any Investments permitted by Section 7.06;

          (d) any Restricted Payment permitted by Section 7.07; and

          (e) any Affiliate who is a natural person may serve as an employee or director of either Borrower and receive reasonable compensation for his services in such capacity.

          SECTION 7.09. Restrictive Agreements. The Company will not, and will
                        ----------------------
not permit any of its Subsidiaries to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of the Company or any Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets, or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to any shares of its capital stock or to make or repay loans or advances to the Company or any other Subsidiary or to Guarantee Indebtedness of the Company or any other Subsidiary; except:

          (i) restrictions and conditions imposed by law or by this Agreement;

          (ii) restrictions and conditions existing on the date hereof identified on Schedule 7.09 (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition);

          (iii) customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided that such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder; and

          (iv) (with respect to clause (a) above) (x) restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness and (y) customary provisions in leases and other contracts restricting the assignment thereof.

          SECTION 7.10. Swap Agreements. The Company will not, and will not
                        ---------------
permit any of its Subsidiaries to, enter into any Swap Agreement, other than Swap Agreements entered into in the ordinary course of business to hedge or mitigate risks to which the Company or any Subsidiary is exposed in the conduct of its business or the management of its liabilities.

          SECTION 7.11. Financial Covenants.
                        -------------------

          (a) Consolidated Leverage Ratio. The Company will not permit the
              ---------------------------
Consolidated Leverage Ratio as at the last day of any period of four consecutive fiscal quarters of the Company to exceed 3.00 to 1.0.

          (b) Consolidated Fixed Charges Ratio. The Company will not permit the
              --------------------------------
Consolidated Fixed Charge Coverage Ratio for any period of four consecutive fiscal quarters of the Company to be less than 5.00 to 1.0.



                                Credit Agreement
                                ----------------

          (c) Consolidated Net Worth. The Company will not permit the
              ----------------------
Consolidated Net Worth at any time to be less than the sum of (i) $250,000,000 and (ii) 50% of consolidated net income of the Company and its Subsidiaries for each fiscal quarter of the Company (beginning with the fiscal quarter ending December 31, 2005) for which such consolidated net income is positive.

          (d) Minimum Liquidity. At any time from and after December 31, 2009 so
              -----------------
long as the Company's Convertible Securities are Out of the Money, the Company will not permit the sum of (i) cash on hand and cash equivalents denominated in Dollars and (ii) the aggregate unused amount of the Commitments to be less than $180,000,000.

          SECTION 7.12. Stock Issuance. The Company will not, and will not
                        --------------
permit any of its Subsidiaries to, issue any additional shares, or any right or option to acquire any shares or any security convertible into any shares, of the Capital Stock of any Subsidiary, except (a) in connection with dividends in Capital Stock permitted by Section 7.07 and (b) to either Borrower or a Subsidiary.

          SECTION 7.13. Modifications of Certain Documents. The Borrowers will
                        ----------------------------------
not consent to any modification, supplement or waiver of any of the provisions of the charter, by-laws or other organizational documents of the Borrowers or any of their respective Subsidiaries or any other agreement or instrument to which the Company or any of its Subsidiaries is a party or is bound that could reasonably be expected to have a Material Adverse Effect, in each case, without the prior consent of the Administrative Agent (with the approval of the Required Lenders).

                                  ARTICLE VIII

                                EVENTS OF DEFAULT
                                -----------------

          If any of the following events ("Events of Default") shall occur:
                                           -----------------

               (a) the Borrowers shall fail to pay any principal of any Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

               (b) the Borrowers shall fail to pay any reimbursement obligation in respect of any LC Disbursement or any interest on any Loan or any fee or any other amount (other than an amount referred to in clause
          (a) of this Article) payable under this Agreement or under any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of five or more Business Days;

               (c) any representation or warranty made or deemed made by or on behalf of the Borrowers or any of the their respective Subsidiaries in or in connection with this Agreement or any other Loan Document or any amendment or modification hereof or thereof, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement or any other Loan Document or any


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                                ----------------
          amendment or modification hereof or thereof, shall prove to have been false or misleading when made or deemed made in any material respect;

               (d) the Borrowers shall fail to observe or perform any covenant, condition or agreement contained in Section 6.02, 6.03 (with respect to the Borrowers' existence) or 6.09 or in Article VII or the Company shall default in the performance of any of its obligations contained in Section 4.01 or 4.02 of the Pledge Agreement;

               (e) either Borrower or any other Loan Party shall fail to observe or perform any covenant, condition or agreement contained in this Agreement (other than those specified in clause (a), (b) or (d) of this Article) or any other Loan Document and such failure shall continue unremedied for a period of 30 or more days after notice thereof from the Administrative Agent (given at the request of any Lender) to the Company;

               (f) the Company or any of its Subsidiaries shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of five or more Business Days;

               (g) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (g) shall not apply to secured Indebtedness
          --------
          that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness;

               (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Company or any Subsidiary having assets in excess of $10,000,000 or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Company or any such Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for a period of 60 or more days or an order or decree approving or ordering any of the foregoing shall be entered;

               (i) the Company or any Subsidiary having assets in excess of $10,000,000 shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Article,
          (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Company or any such Subsidiary or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a


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                                ----------------
          general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

               (j) the Company or any of its Subsidiaries shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;

               (k) one or more judgments for the payment of money in an aggregate amount in excess of $5,000,000 shall be rendered against the Company or any of its Subsidiaries or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Company or any of its Subsidiaries to enforce any such judgment;

               (l) an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect;

               (m) a Change in Control shall occur; or

               (n) the Liens created by the Security Documents shall at any time not constitute a valid and perfected Lien on the collateral intended to be covered thereby (to the extent perfection by filing, registration, recordation or possession is required herein or therein) in favor of the Administrative Agent, free and clear of all other Liens (other than Liens permitted under Section 7.02 or under the respective Security Documents), or, except for expiration in accordance with its terms, any of the Security Documents shall for whatever reason be terminated or cease to be in full force and effect, or the enforceability thereof shall be contested by any Loan Party;

then, and in every such event (other than any event described in clause (h) or (i) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Company, take either or both of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrowers accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Borrower; and in case of any event described in clause (h) or (i) of this Article, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrowers accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Borrower.



                                Credit Agreement
                                ----------------

                                   ARTICLE IX

                            THE ADMINISTRATIVE AGENT
                            ------------------------

          Each of the Lenders and the Issuing Lender hereby irrevocably appoints the Administrative Agent as its agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto.

          The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such Person and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Company or any Subsidiary or other Affiliate thereof as if it were not the Administrative Agent hereunder.

          The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise in writing as directed by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances provided in Section 10.02), and (c) except as expressly set forth herein and in the other Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Company or any of its Subsidiaries that is communicated to or obtained by the Person serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances provided in Section 10.02) or in the absence of its own gross negligence or wilful misconduct. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by the Company or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into
(i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein,
(iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article V or elsewhere herein or therein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

          The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument,


                                Credit Agreement
                                ----------------
document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Administrative Agent may consult with legal counsel (who may be counsel for a Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

          The Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

          Subject to the appointment and acceptance of a successor Administrative Agent as provided in this paragraph, the Administrative Agent may resign at any time by notifying the Lenders, the Issuing Lender and the Company. Upon any such resignation, the Required Lenders shall have the right, in consultation with the Company, to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders and the Issuing Lender, appoint a successor Administrative Agent which shall be a Lender with an office in New York, New York or an Affiliate of a Lender. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Company to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Company and such successor. After the Administrative Agent's resignation hereunder, the provisions of this Article and
Section 10.03 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent.

          Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

          Notwithstanding anything herein to the contrary the Sole Bookrunner and the Sole Lead Arranger and Co-Documentation Agents named on the cover page of this Agreement shall


                                Credit Agreement
                                ----------------
not have any duties or liabilities under this Agreement, except in their capacity, if any, as Lenders.


                                    ARTICLE X

                                  MISCELLANEOUS
                                  -------------

          SECTION 10.01. Notices.
                         -------

          (a) Notices Generally. Except in the case of notices and other
              -----------------
communications expressly permitted to be given by telephone (and subject to paragraph (b) of this Section), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

          (i) if to the Company, to it at Griffon Corporation, 100 Jericho Quadrangle, Jericho, New York 11753, Attention of ____________ (Telecopy No. ___________; Telephone No. __________);

          (ii) if to the Subsidiary Borrower, to it at Telephonics Corporation, 815 Broad Hollow Road, Farmingdale, New York 11735, Attention of ____________ (Telecopy No. ___________; Telephone No. __________);

          (iii) if to the Administrative Agent, to JPMorgan Chase Bank, N.A., 1111 Fannin Street, 10th Floor, Houston, Texas 77002-6925 Attention:
          Loan and Agency Services Group (Telecopy No. (713) _____ Telephone No.
          (713)__________) and, if such notice or other communication relates to borrowings of, or payments or prepayments of, or the duration of Interest Periods for, Loans denominated in a Foreign Currency, also to J.P.Morgan Europe Limited, ____________, London, England, Attention:
          ________ (Telecopy No. 44-207-_____; Telephone No. 44-207-____), in
          each case with a copy to JPMorgan Chase Bank, N.A., _________________, Attention of Loan and Agency Services (Telecopy No. (___) ________; Telephone No. (___) ________);

          (iv) if to the Issuing Lender, to it at __________, Attention of ___________ (Telecopy No. ______________; Telephone No. __________);
          and

          (v) if to any other Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire.

          (b) Electronic Communications. Notices and other communications to the
              -------------------------
Lenders hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Administrative Agent; provided that the
                                                             --------
foregoing shall not apply to notices pursuant to Article II unless otherwise agreed by the Administrative Agent and the applicable Lender. The Administrative Agent or a Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be
                           --------
limited to


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                                ----------------
particular notices or communications.

          (c) Change of Address, Etc. Any party hereto may change its address or
              ----------------------
telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

          SECTION 10.02. Waivers; Amendments.
                         -------------------

          (a) No Deemed Waivers; Remedies Cumulative. No failure or delay by the
              --------------------------------------
Administrative Agent, the Issuing Lender or any Lender in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Issuing Lender and the Lenders hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by a Borrower therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or the Issuing Lender may have had notice or knowledge of such Default at the time.

          (b) Amendments. Neither this Agreement nor any provision hereof may be
              ----------
waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrowers and the Required Lenders or by the Borrowers and the Administrative Agent with the consent of the Required Lenders; provided that no such agreement shall:
--------
          (i) increase the Commitment of any Lender without the written consent of such Lender;

          (ii) reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender adversely affected thereby;

          (iii) postpone the scheduled date of payment of the principal amount of any Loan or LC Disbursement, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender adversely affected thereby;

          (iv) change Section 2.16(b), (c) or (d) in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender;

          (v) change any of the provisions of this Section or the definition of the term "Required Lenders" or any other provision hereof specifying the number or percentage of


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                                ----------------

     Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender; or

          (vi) release all or substantially all of the Guarantors from their guarantee obligations under Article III or all or substantially all of the collateral, in each case without the written consent of each Lender;

and provided further that no such agreement shall amend, modify or otherwise
    -------- -------
affect the rights or duties of the Administrative Agent or the Issuing Lender hereunder without the prior written consent of the Administrative Agent or the Issuing Lender, as the case may be.

          Except as otherwise provided in this Section with respect to this Agreement, the Administrative Agent may, with the prior consent of the Required Lenders (but not otherwise), consent to any modification, supplement or waiver under any of the Security Documents, provided that, without the prior consent of each Lender, the Administrative Agent shall not (except as provided herein or in the Security Documents) release all or substantially all of the collateral or otherwise terminate all or substantially all of the Liens under any Security Document providing for collateral security, except that no such consent shall be required, and the Administrative Agent is hereby authorized, to release any Lien covering property (and to release any such guarantor) that is the subject of either a disposition of property permitted hereunder or a disposition to which the Required Lenders have consented.

          SECTION 10.03. Expenses; Indemnity; Damage Waiver.
                         ----------------------------------

          (a) Costs and Expenses. The Borrowers shall pay (i) all reasonable
              ------------------
out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with the syndication of the credit facilities provided for herein, the preparation and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by the Issuing Lender in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder, (iii) all out-of-pocket expenses incurred by the Administrative Agent, the Issuing Lender or any Lender, including the fees, charges and disbursements of any counsel for the Administrative Agent, the Issuing Lender or any Lender, in connection with the enforcement or protection of its rights in connection with this Agreement and the other Loan Documents, including its rights under this Section, or in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect thereof and (iv) and all reasonable costs, expenses, taxes, assessments and other charges incurred in connection with any filing, registration, recording or perfection of any security interest contemplated by any Security Document or any other document referred to therein.

          (b) Indemnification by the Borrowers. The Borrowers shall indemnify
              --------------------------------
the Administrative Agent, the Issuing Lender and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an "Indemnitee") against, and hold each
 ----------


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                                ----------------

Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the reasonable fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement or any agreement or instrument contemplated hereby, the performance by the parties hereto of their respective obligations hereunder or the consummation of the Transactions or any other transactions contemplated hereby, (ii) any Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by the Issuing Lender to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Company or any of its Subsidiaries, or any Environmental Liability related in any way to the Company or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to
--------
the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee.

          (c) Reimbursement by Lenders. To the extent that the Borrowers fail to
              ------------------------
pay any amount required to be paid by it to the Administrative Agent or the Issuing Lender under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to the Administrative Agent or the Issuing Lender, as the case may be, such Lender's Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent or the Issuing Lender in its capacity as such.

          (d) Waiver of Consequential Damages, Etc. To the extent permitted by
              ------------------------------------
applicable law, neither Borrower shall assert, and each Borrower hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof.

          (e) Payments. All amounts due under this Section shall be payable
              --------
promptly after written demand therefor.

          SECTION 10.04. Successors and Assigns.
                         ----------------------

          (a) Assignments Generally. The provisions of this Agreement shall be
              ---------------------
binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Lender that issues any Letter of Credit), except that (i) neither Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by a Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this



                                Credit Agreement
                                ----------------

Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Lender that issues any Letter of Credit), Participants (to the extent provided in paragraph (c) of this Section) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Issuing Lender and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

          (b) Assignments by Lenders.
              ----------------------

          (i) Assignments Generally. Subject to the conditions set forth in
              ---------------------
paragraph (b)(ii) below, any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld) of:

                    (A) the Borrowers, provided that no consent of the Borrowers shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund or, if an Event of Default has occurred and is continuing, any other assignee;

                    (B) the Administrative Agent; and

                    (C) the Issuing Lender.

          (ii) Certain Conditions to Assignments. Assignments shall be subject
               ---------------------------------
to the following additional conditions:

                    (A) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender's Commitment or Loans, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless each of the Borrowers and the Administrative Agent otherwise consent, provided that no such consent of the Borrowers shall be required if an Event of Default has occurred and is continuing,

                    (B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement,

                    (C) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500, and

                    (D) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.


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                                ----------------

          (iii) Effectiveness of Assignments. Subject to acceptance and
                ----------------------------
recording thereof pursuant to paragraph (b)(iv) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.13, 2.14, 2.15 and 10.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section.

          (iv) Maintenance of Register by the Administrative Agent. The
               ---------------------------------------------------
Administrative Agent, acting for this purpose as an agent of the Borrowers, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the
           --------
Borrowers, the Administrative Agent, the Issuing Lender and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrowers, the Issuing Lender and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

          (v) Acceptance of Assignments by Administrative Agent. Upon its
              -------------------------------------------------
receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

          (c) Participations.
              --------------

          (i) Participations Generally. Any Lender may, without the consent of
              ------------------------
the Borrowers, the Administrative Agent or the Issuing Lender, sell participations to one or more banks or other entities (a "Participant") in all
                                                          -----------
or a portion of such Lender's rights and obligations under this Agreement and the other Loan Documents (including all or a portion of its Commitment and the Loans owing to it); provided that (A) such Lender's obligations under this
                    --------
Agreement and the other Loan Documents shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrowers, the Administrative Agent, the Issuing Lender and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents. Any agreement or instrument pursuant to


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                                ----------------
which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and the other Loan Documents and to approve any amendment, modification or waiver of any provision of this Agreement or any other Loan Document; provided that such agreement or instrument
                                      --------
may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to
Section 10.02(b) that affects such Participant. Subject to paragraph (c)(ii) of this Section, the Borrowers agree that each Participant shall be entitled to the benefits of Sections 2.13, 2.14 and 2.15 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.08 as though it were a Lender, provided
                                                                      --------
that such Participant agrees to be subject to Section 2.16(c) as though it were a Lender.

          (ii) Limitations on Rights of Participants. A Participant shall not be
               -------------------------------------
entitled to receive any greater payment under Section 2.13 or 2.15 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrowers' prior written consent. A Participant that would be a Non-U.S. Lender if it were a Lender shall not be entitled to the benefits of Section 2.15 unless the Borrowers are notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrowers, to comply with Section 2.15(e) as though it were a Lender.

          (d) Certain Pledges. Any Lender may at any time pledge or assign a
              ---------------
security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including without limitation any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

          SECTION 10.05. Survival. All covenants, agreements, representations
                         --------
and warranties made by the Borrowers herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, the Issuing Lender or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Sections 2.13, 2.14, 2.15, 3.03 and 10.03 and
Article IX shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof.

          SECTION 10.06. Counterparts; Integration; Effectiveness. This
                         ----------------------------------------
Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of


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                                      -72-

which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 5.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

          SECTION 10.07. Severability. Any provision of this Agreement held to
                         ------------
be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

          SECTION 10.08. Right of Setoff. If an Event of Default shall have
                         ---------------
occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of either Borrower against any of and all the obligations of either Borrower now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

          SECTION 10.09. Governing Law; Jurisdiction; Consent to Service of
                         --------------------------------------------------
Process.
-------

          (a) Governing Law. This Agreement shall be construed in accordance
              -------------
with and governed by the law of the State of New York.

          (b) Submission to Jurisdiction. Each Borrower hereby irrevocably and
              --------------------------
unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent, the Issuing Lender or any Lender may otherwise have to bring any action


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                                ----------------
or proceeding relating to this Agreement against either Borrower or its properties in the courts of any jurisdiction.

          (c) Waiver of Venue. Each Borrower hereby irrevocably and
              ---------------
unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          (d) Service of Process. Each party to this Agreement irrevocably
              ------------------
consents to service of process in the manner provided for notices in Section
10.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

          SECTION 10.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES,
                         --------------------
TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

          SECTION 10.11. Judgment Currency. This is an international loan
                         -----------------
transaction in which the specification of Dollars or any Foreign Currency, as the case may be (the "Specified Currency"), and payment in New York City or the
                      ------------------
country of the Specified Currency, as the case may be (the "Specified Place"),
                                                            ---------------
is of the essence, and the Specified Currency shall be the currency of account in all events relating to Loans denominated in the Specified Currency. The payment obligations of each Borrower under this Agreement shall not be discharged or satisfied by an amount paid in another currency or in another place, whether pursuant to a judgment or otherwise, to the extent that the amount so paid on conversion to the Specified Currency and transfer to the Specified Place under normal banking procedures does not yield the amount of the Specified Currency at the Specified Place due hereunder. If for the purpose of obtaining judgment in any court it is necessary to convert a sum due hereunder in the Specified Currency into another currency (the "Second Currency"), the
                                                      ---------------
rate of exchange that shall be applied shall be the rate at which in accordance with normal banking procedures the Administrative Agent could purchase the Specified Currency with the Second Currency on the Business Day next preceding the day on which such judgment is rendered. The obligation of each Borrower in respect of any such sum due from it to the Administrative Agent or any Lender hereunder or under any other Loan Document (in this Section called an "Entitled
                                                                       --------
Person") shall, notwithstanding the rate of exchange actually applied in
------
rendering such judgment, be discharged only to the extent that on the Business Day following receipt by such Entitled Person of any sum adjudged to be due



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                                      -74-

hereunder in the Second Currency such Entitled Person may in accordance with normal banking procedures purchase and transfer to the Specified Place the Specified Currency with the amount of the Second Currency so adjudged to be due; and each Borrower hereby, as a separate obligation and notwithstanding any such judgment, agrees to indemnify such Entitled Person against, and to pay such Entitled Person on demand, in the Specified Currency, the amount (if any) by which the sum originally due to such Entitled Person in the Specified Currency hereunder exceeds the amount of the Specified Currency so purchased and transferred.

          SECTION 10.12. Headings. Article and Section headings and the Table of
                         --------
Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

          SECTION 10.13. Confidentiality. Each of the Administrative Agent, the
                         ---------------
Issuing Lender and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrowers and their obligations, (g) with the consent of the Borrowers or (h) to the extent such Information (A) becomes publicly available other than as a result of a breach of this Section or (iii) becomes available to the Administrative Agent, the Issuing Lender or any Lender on a nonconfidential basis from a source other than a Borrower. For the purposes of this Section, "Information" means all information
                                             -----------
received from either Borrower relating to either Borrower or its business, other than any such information that is available to the Administrative Agent, the Issuing Lender or any Lender on a nonconfidential basis prior to disclosure by a Borrower; provided that, in the case of information received from a Borrower
          --------
after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

          SECTION 10.14. USA PATRIOT Act. Each Lender hereby notifies the
                         ---------------
Borrowers that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), such Lender may be required to obtain, verify and record information that identifies the Borrowers, which information includes the name and address of each Borrower and other information that will allow such Lender to identify the Borrowers in accordance with said Act.


                                Credit Agreement
                                ----------------

          SECTION 10.15. Authorization of Company. The Subsidiary Borrower
                         ------------------------
hereby authorizes the Company to give on behalf of such Borrower all notices, consents and other communications that may be given by such Borrower under or in connection with this Agreement or any other Loan Document, and to receive on behalf of such Borrower all notices, consents and other communications that may be given to such Borrower under or in connection with this Agreement or any other Loan Document (in each case, irrespective of whether or not such notice, consent or other communication is expressly provided elsewhere in this Agreement to be given or received by the Company on behalf of such Borrower). Such notices, consents and other communications may include Borrowing Requests, notices as to continuations, conversions and prepayments of Loans, notices and demands in connection with Events of Default, and notices and demands in connection with the exercise by the Administrative Agent or any Lender of remedies. Such notices, consents and other communications may be given by or to the Company in its own name or in the name of the Subsidiary Borrower. The authority given by the Subsidiary Borrower in this Section is coupled with an interest and is irrevocable until all the Commitments of the Lenders have expired or been terminated and all the obligations of such Borrower under this Agreement and the other Loan Documents have been paid in full.

          SECTION 10.16. Termination of Commitments under Existing Credit
                         ------------------------------------------------
Agreement. Each of the Lenders that is also a party to the Existing Credit
---------
Agreement and the Borrowers hereby agree that, as of the Effective Date, all of the commitments of the lenders party thereto to extend credit to the Borrowers under the Existing Credit Agreement will be terminated automatically. This Agreement constitutes notice thereof to such Lenders and pursuant hereto the requirement contained in Section 2.2 of the Existing Credit Agreement that prior notice of the termination of such commitments and (if applicable) prepayment of the loans thereunder be given to the administrative agent thereunder is waived by such Lenders.


                                Credit Agreement
                                ----------------

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                 GRIFFON CORPORATION


                                 By /s/Eric Edelstein
                                    -------------------------------
                                    Name:   Eric Edelstein
                                    Title:  Executive Vice President

                                 U.S. Federal Tax Identification No.: 11-1893410




                                Credit Agreement
                                ----------------

                                TELEPHONICS CORPORATION


                                By /s/Donald Pastor
                                  --------------------------------
                                  Name:   Donald Pastor
                                  Title:  Executive Vice President

                                U.S. Federal Tax Identification No.:  52-0897556





                                Credit Agreement
                                ----------------

                                 LENDERS
                                 -------



                                 JPMORGAN CHASE BANK, N.A.
                                 individually and as Administrative Agent


                                 By  /s/Tara Lynne Moore
                                   -------------------------------
                                   Name:  Tara Lynne Moore
                                   Title:  Vice President



                                Credit Agreement
                                ----------------

                                 BANK OF AMERICA, N.A.



                                 By /s/Steven J. Melicharik
                                   ---------------------------
                                   Name:   Steven J. Melicharik
                                   Title:  SVP/CPO



                                Credit Agreement
                                ----------------

                                 HSBC BANK USA, NATIONAL ASSOCIATION



                                 By /s/Christopher J. Mendelsohn
                                   --------------------------------
                                   Name:   Christopher J. Mendelsohn
                                   Title:  First Vice President



                                Credit Agreement
                                ----------------

                                 U.S. BANK NATIONAL ASSOCIATION



                                 By /s/Patrick H. McGraw
                                   -----------------------------
                                   Name:   Patrick H. McGraw
                                   Title:  Assistant Vice President



                                Credit Agreement
                                ----------------

                                 MANUFACTURERS AND TRADERS TRUST COMPANY



                                 By  /s/Robert T. Stratford, Jr.
                                   ---------------------------------
                                   Name:   Robert T. Stratford, Jr.
                                   Title:  Vice President




                                Credit Agreement
                                ----------------

                                 NORTH FORK BANK



                                 By  Enrico Panno
                                   ----------------------------
                                   Name:   Enrico Panno
                                   Title:  Vice President



                                Credit Agreement
                                ----------------